UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08738

                         ATLANTIC WHITEHALL FUNDS TRUST
      ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        50 Rockefeller Plaza, 15th Floor
                               NEW YORK, NY 10020
      ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Gabrielle Bailey
                    Atlantic Trust Private Wealth Management
                        50 Rockefeller Plaza, 15th Floor
                               NEW YORK, NY 10020
      ------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (212) 655-7022

                      Date of fiscal year end: NOVEMBER 30

                   Date of reporting period: NOVEMBER 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                        ATLANTIC WHITEHALL FUNDS

Atlantic Whitehall Growth Fund
Atlantic Whitehall Mid-Cap Growth Fund
Atlantic Whitehall Multi-Cap Global Value Fund
Atlantic Whitehall International Fund
Atlantic Whitehall Equity Income Fund

Atlantic Whitehall Funds Trust
Annual Report
November 30, 2008

This report is for the information of the shareholders of Atlantic Whitehall Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus.

                         ATLANTIC WHITEHALL FUNDS TRUST

Dear Shareholders:

I am pleased to submit this Annual Report for the Atlantic Whitehall Funds for the period ended November 30, 2008.

As we move into 2009, we are clearly in the midst of the most far-reaching changes in the financial system that we have seen in many years. One result is that any observation about the markets seems to have a shelf life of just a few hours, no matter how wise or experienced the commentator.

We remain strong believers in the power of global investing. When you look around the world at the sources of liquidity, we believe it is clear that global markets will play a key role in the long-term solution to the liquidity crisis that has its epicenter in the U. S. capital markets.

It is important that we not lose sight of the fact that times like these are not unprecedented. Our capital markets and financial system have been subject to frequent periods of market stress. Each time the problems seem equally insurmountable and the solutions woefully inadequate. Yet, our economy is remarkably resilient. Given time, we adapt and adjust to shocks to the system and then return to a path of sustainable growth. We do not believe that the current crisis we are going through will prove an exception to the rule. However, we believe volatility will remain a constant companion and a broadly diversified investment program will continue to be critical to your long-term investment objectives.

The following pages of this report contain information that can help you monitor your investment. You will find details about your fund's performance return and investment holdings, as well as data and analysis that provide insight into the market conditions affecting the fund's performance.

If you have any questions concerning your investment, please contact the Atlantic Whitehall Funds Information Center at 1-800-994-2533. Also, you may access additional fund information through our Web site at www.atlanticwhitehallfunds.com. Thank you for investing in Atlantic Whitehall Funds.

Sincerely,

/s/ Jeffrey S.Thomas
Jeffrey S.Thomas
President
Atlantic Whitehall Funds

December 30, 2008

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST

ATLANTIC WHITEHALL GROWTH FUND

The Atlantic Whitehall Growth Fund Institutional Class declined 38.51% for the one year period ended November 30, 2008 and the Distributor Class of Fund declined 38.67%. In comparison, over the same timeframe the Russell 1000 Growth Index declined by 39.75% and the S&P 500 Index declined by 38.08%.

The Fund's modest out performance of its primary benchmark, the Russell 1000 Growth Index, was a result of both sector allocation and stock selection. Energy was the best relative performer for the Fund, declining by 25% versus the benchmark stocks which were down 43%. Southwestern Energy was a standout performer, returning 38%, as a result of improving production results and forecasts. In addition, avoiding the underperforming and highly volatile Coal Industry was a positive. Other areas of notable out performance were Health Care, Materials and Consumer Discretionary. Our overweight in Health Care and underweight in Discretionary drove much of this but we also benefited by largely avoiding poor performing sectors within each of these sectors, specifically Health Care Providers and Services and Media. Stock selection in the Materials sector was positively impacted by our holdings in Monsanto and Praxair, companies we believe are tied less to the overall economy than others within the sector.

The Industrial, Consumer Staples and Information Technology sectors detracted from performance as a result of poor stock selection. With respect to Industrials the Fund was hurt by holdings in solar companies, First Solar and SunTech Power, which declined in response to lower energy prices. Deere was also a drag and our ill timed buy of Lockheed hurt performance. With respect to Consumer Staples, Avon declined as it reduced guidance and we did not own Anheuser Busch, which was up 33% upon being acquired. With respect to Technology our holding of MEMC Electronics was down significantly, hurt by continued production problems as well as poor business conditions related to the economy.

We are happy to put a difficult 2008 behind us and take some solace in that we modestly outperformed our benchmark. We continue to focus on high quality companies with good relative growth prospects and attractive valuations.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE TABLES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE GROSS EXPENSE RATIOS FOR THE FUND'S DISTRIBUTOR CLASS AND INSTITUTIONAL CLASS, AS SET FORTH IN THE FUND'S MOST RECENT PROSPECTUSES, ARE 1.34% AND 1.09%, RESPECTIVELY.

                      DISTRIBUTOR CLASS GROWTH OF $10,000

                              (PERFORMANCE GRAPH)




          Atlantic Whitehall
             Growth Fund,           S&P 500                Russell
          Distributor Class          Index               1000 Growth
         -------------------        -------              -----------
Feb-95          10000                 10000                 10000
Nov-95          12970                 13153                 13354
Nov-96          16162                 16816                 16866
Nov-97          20151                 21609                 21338
Nov-98          23751                 26726                 27453
Nov-99          34317                 32309                 36098
Nov-00          34991                 30942                 31926
Nov-01          31966                 27164                 24648
Nov-02          25375                 22679                 19059
Nov-03          29270                 26099                 22251
Nov-04          29026                 29453                 23547
Nov-05          31113                 31939                 25840
Nov-06          32255                 36480                 28001
Nov-07          36383                 39297                 31529
Nov-08          22314                 24334                 18996

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN DISTRIBUTOR CLASS SHARES OF THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE BENCHMARK INDICES FOR THAT FUND (S&P 500 INDEX AND RUSSELL 1000 GROWTH INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                         ATLANTIC WHITEHALL GROWTH FUND
                              INSTITUTIONAL CLASS
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF NOVEMBER 30, 2008*

                     SINCE INCEPTION
1 YEAR*    5 YEAR      (08/20/03)
--------   -------   ---------------
(38.51)%   (5.03)%      (3.68)%
            S&P 500 INDEX
(38.08)%   (1.39)%      (0.32)%
      RUSSELL 1000 GROWTH INDEX
(39.75)%   (3.11)%      (1.96)%

                         ATLANTIC WHITEHALL GROWTH FUND
                                DISTRIBUTOR CLASS
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF NOVEMBER 30, 2008*

 1 YEAR*    5 YEAR   10 YEAR
--------   -------   -------
(38.67)    (5.28)%   (0.62)%
        S&P 500 INDEX
(38.08)%   (1.39)%   (0.93)%
  RUSSELL 1000 GROWTH INDEX
(39.75)%   (3.11)%   (3.62)%

*    WITHOUT CERTAIN FEE WAIVERS/REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST

ATLANTIC WHITEHALL MID-CAP GROWTH FUND

For the 12-month period ended November 30, 2008, the Atlantic Whitehall Mid-Cap Growth Fund declined 44.36%. The collapse of the credit markets in late September created an investment environment where there was no place to hide. It may not be much consolation given the absolute declines, but the Fund did outperform the Russell MidCap Growth Index over the same period by 1.79%, as the index was down 46.15%.

Although the Fund struggled from a relative standpoint throughout the first half of the period, relative performance ended largely positive across the majority of sectors. The sector where the Fund added the most value was in Energy as positions outperformed by 12.8% and produced the top five contributors to absolute returns. Most of the Fund's Energy exposure resided within Oil & Gas Exploration and Production, which produced 4% in excess return and added the majority of active gains within the Energy space. Range Resources, which finished in positive territory for the fiscal year, accounts for the majority of relative gains in the space.

The Fund's overweight in the Health Care sector yielded positive results as the sector outpaced the benchmark's total return by nearly 10%. Within Health Care, there was also modest positive stock-selection effect on the relative strength of Health Care Providers and Biotechnology stocks.

The defensive nature and lower risk characteristics of Consumer Staples stocks made for an attractive investment, and not coincidentally these were the top "performers" in both the Fund and benchmark. The Fund's returns within the space were especially strong, beating similar benchmark positions by 15%. The majority of stock selection gains stem from the selection of Chattem, a growing supplier of over-the-counter health products, which was one of the small subset of names that finished the period with a gain. Beverages were also beneficial to the Fund's excess returns, as the group nearly doubled the benchmark return.

Conversely, Consumer Cyclical stocks produced the majority of absolute and relative downside for the period. The exposure to Household Durables such as Garmin, the leading supplier of personal navigation devices, represents one of the more notable detractors. The Fund's Consumer Service stock exposure hurt as much of the Retail sector traded off; however a newer position in Dollar Tree helped abate relative losses in the space.

Another source of lagging contribution was stock picking in the Technology sector and more specifically in Semiconductors. By far the biggest detriment stemmed from MEMC Electronics, a supplier of silicon wafers for solar technology, and from graphics chips manufacturer NVIDIA, which both traded heavily to the downside. Similarly, the aggregate return of IT Service stocks hurt performance as the group underperformed benchmark holdings for the period.

Turning to our 2009 outlook, we believe that the Fund is well positioned as the current holdings are valued in-line with the Russell MidCap Growth Index and have a higher long-term growth rate. We also believe that the Fund owns equities with higher quality then the benchmark, as roughly 20% of the companies in our portfolio have no debt and have an average ROE of 23% against 17% for the benchmark. In an environment of significant economic distress, we believe these are desirable competitive advantages. In overview, we believe the Fund, with its aforementioned superior quality and earnings consistency well ahead of the benchmark, is in good position to benefit from any near-term market recovery trends.

                               GROWTH OF $10,000

                              (PERFORMANCE GRAPH)



          Atlantic Whitehall
         Mid-Cap Growth Fund,
         Institutional Class       Russell
         --------------------      -------
Mar-04       10000                  10000
Nov-04       10650                  10491
Nov-05       11690                  12190
Nov-06       12640                  13760
Nov-07       14310                  15154
Nov-08        7962                   8160

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE BENCHMARK INDEX FOR THAT FUND (RUSSELL MIDCAP GROWTH INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                     ATLANTIC WHITEHALL MID-CAP GROWTH FUND
                               INSTITUTIONAL CLASS
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF NOVEMBER 30, 2008

                    SINCE INCEPTION
1 YEAR     5 YEAR      (03/01/04)
--------   ------   ---------------
(44.36)%     N/A         (4.68)%
    RUSSELL MIDCAP GROWTH INDEX
(46.15)%     N/A         (4.19)%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE FUND INVESTS IN MID-SIZED COMPANIES WHICH MAY INVOLVE GREATER RISK AND MORE ABRUPT PRICE FLUCTUATIONS THAN INVESTMENTS MADE IN LARGER COMPANIES. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.THE GROSS EXPENSE RATIO FOR THE FUND'S INSTITUTIONAL CLASS, AS SET FORTH IN THE FUND'S MOST RECENT PROSPECTUS, IS 0.99%.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST

ATLANTIC WHITEHALL MULTI-CAP GLOBAL VALUE FUND

For the 12-month period ended November 30, 2008, Atlantic Whitehall Multi-Cap Global Value Fund had a loss of 46.62% versus a decline of 43.30% for the MSCI World Index (US$).

The companies that contributed most to Fund performance were Ross Stores, a U.S. discount retailer; and Edwards Lifesciences, a global leader in products and technologies to treat advanced cardiovascular disease. Both of these holdings were sold during the period amid high valuations.

Anglo Irish Bank, a relationship-based business bank in Ireland, detracted the most from Fund performance. During the reporting period, its share price deteriorated as the global credit crisis unfolded and risk aversion continued to grow. However, we remained confident in Anglo Irish Bank's long-term growth prospects, asset quality and management team.

In December, however, certain developments occurred at Anglo Irish Bank making it impossible for us to stand behind our investment thesis. As such, we started to eliminate the Fund's position in Anglo Irish Bank subsequent to this reporting period.

In terms of portfolio changes, we were particularly active during the period to take advantage of market volatility and optimum opportunities. We sold 16 holdings, which included Ross Stores and Edwards Lifesciences, as mentioned earlier, and long-term holdings Canon, Molex, Kerry Group and Cemex. Canon, Molex and Kerry Group were sold as we found more attractive long-term investment opportunities elsewhere. Cemex was sold due to valuation when benchmarked against alternative opportunities, and our concern on the financial flexibility of the company's balance sheet following the increased leverage due to the acquisition of Rinker and a deteriorating operating environment.

Eight new positions were added to the Fund. Among them were Roche Holding, a leading health care company; Microsoft Corp.; a world leader in software, services and solutions; and Nokia, a world leader in mobile communications.

We believe the investment environment will remain difficult in the near term, as a quick resolution to a crisis of this proportion seems out of reach. History has shown, however, that equity markets stricken by profound fear and outright panic, where emotions--rather than fundamentals--set the price, have presented the greatest opportunities to buy high-quality companies at incredibly cheap valuations. We believe that it is in markets like these that having a long-term outlook and a perspective based on underlying business values, rather than market prices, is of utmost importance.

We are, however, optimistic about the prospects for the companies held by the Fund over the next five to ten years. We believe that there are abundant opportunities that meet our investment criteria of purchasing high-quality businesses run by talented people, for less than these companies are worth. However, we are being extremely disciplined in our investment selections. We believe that the investment decisions made today will underpin the Fund's performance for years to come.

                                GROWTH OF $10,000

                              (PERFORMANCE GRAPH)



      ATLANTIC WHITEHALL
       MULTI-CAP GLOBAL
          VALUE FUND
         INSTITUTIONAL          MSCI
             CLASS           WORLD INDEX
      ------------------     -----------
Mar-04       10000              10000
Nov-04       10400              10696
Nov-05       11327              11894
Nov-06       14473              14307
Nov-07       16248              16125
Nov-08        8673               9144

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE BENCHMARK INDEX FOR THAT FUND (MSCI WORLD INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                 ATLANTIC WHITEHALL MULTI-CAP GLOBAL VALUE FUND
                               INSTITUTIONAL CLASS
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF NOVEMBER 30, 2008

                     SINCE
                   INCEPTION
1 YEAR   5 YEAR   (03/01/04)
------   ------   ----------
(46.62)%   N/A       (2.95)%
      MSCI WORLD INDEX
(43.30)%   N/A      (1.87)%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE FUND IS SUBJECT TO RISKS OF INTERNATIONAL INVESTING. THE RISKS OF INTERNATIONAL INVESTING INCLUDE BUT ARE NOT LIMITED TO CURRENCY EXCHANGE RATE VOLATILITY, POLITICAL, SOCIAL OR ECONOMIC INSTABILITY, AND DIFFERENCES IN TAXATION, ACCOUNTING AND OTHER FINANCIAL PRACTICES.THE FUND INVESTS IN EMERGING MARKET SECURITIES THAT PRESENT EVEN GREATER EXPOSURE TO THESE SAME RISKS. STOCK MARKETS IN EMERGING MARKET COUNTRIES ALSO TEND TO BE MUCH MORE VOLATILE DUE TO THEIR RELATIVE IMMATURITY AND PERIODS OF INSTABILITY. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE GROSS EXPENSE RATIO FOR THE FUND'S INSTITUTIONAL CLASS, AS SET FORTH IN THE FUND'S MOST RECENT PROPSECTUS, IS 1.15%.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST

ATLANTIC WHITEHALL INTERNATIONAL FUND

For the one year period ended November 30, 2008, the Atlantic Whitehall International Fund declined 45.35%. In comparison, the Fund's benchmark, the MSCI EAFE Index, declined 47.79% for the same period. Global equity markets have remained highly volatile over the past year as after effects of the financial crisis have begun to take hold on the real economy. Supported by the quality orientation of our stock selection approach, the Fund outperformed the Index by over 200 basis points for this period.

Overweight positions in Information Technology and Health Care, each driven by our focus on valuations, proved quite beneficial during the period. Although certain technology end markets remain depressed by weak demand, we continue to find a number of attractive investment opportunities in the technology arena. Similarly, while the economically defensive characteristics within Health Care provide a steadying force during volatile times, the attractive valuations and strong underlying financial characteristics of several leading pharmaceuticals have been the drivers behind our investments.

The financials and Consumer Discretionary sectors were among the hardest hit over the past year. Credit and market-related losses continued to escalate for most leading financial companies and global consumer spending continued to decline. The Fund benefited from underweight exposure to both areas of the market during the twelve-month period.

Following an extended period of underweight exposure to the Basic Materials sector, a function of overvaluation and fundamental concerns regarding the sustainability of profitability, we have been modestly increasing exposure to this area of the market in recent months. After the sharp sell-off in this sector during much of 2008, we now find valuations on average to be far more appealing. We believe that certain companies also provide strongly capitalized balance sheets and improving fundamental prospects stemming from the likelihood of stimulative government infrastructure spending. During the past twelve months, the Fund benefited from our underweight position in basic materials, as well as favorable stock selection within the group.

The only sector that meaningfully detracted from relative returns was the Utilities group, the market's best performing sector. While our focus on valuation and strong financial characteristics led to good stock section within Utilities, it was not enough to offset the effects of our underweight position.

From a geographic perspective, stock selection was quite strong in several areas, but particularly the United Kingdom, Switzerland and Australia, and the portfolio benefited significantly from an underweight allocation to the latter. Negative impacts were found in France and Germany due to disappointing stock selection, as well as the Netherlands.

After the substantial sell-off in non-US equities this year, which reached a peak in May 2008, we believe a reversal is quite possible in the short term. Market valuations appear to have improved, with many of the other conditions associated with typical market bottoms now prevalent. Nonetheless, further declines in equity markets can not be ruled out as the severity of the current macroeconomic backdrop has not been equaled in the modern era. Another concern is that housing prices have yet to stabilize, and credit markets have yet to show significant signs of responding to government stimulus. With volatility likely to remain high as we transition into 2009, we believe our investment methodology is well suited for the current climate.

                                GROWTH OF $10,000

                              (PERFORMANCE GRAPH)


       ATLANTIC WHITEHALL
       INTERNATIONAL FUND
         INSTITUTIONAL            MSCI
             CLASS             EAFE INDEX
       -------------------     ----------
Aug-03       10000                10000
Nov-03       10550                11194
Nov-04       13069                13902
Nov-05       14371                15742
Nov-06       18260                20182
Nov-07       20565                23673
Nov-08       11238                12360

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE BENCHMARK INDEX FOR THAT FUND (MSCI EAFE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                      ATLANTIC WHITEHALL INTERNATIONAL FUND
                               INSTITUTIONAL CLASS
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF NOVEMBER 30, 2008

                     SINCE
                  INCEPTION
1 YEAR   5 YEAR   (09/05/03)
------   ------   ----------
(45.35)%  1.27%      2.25%
     MSCI EAFE INDEX
(47.79)%  (2.00)%    4.12%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE FUND IS SUBJECT TO RISKS OF INTERNATIONAL INVESTING. THE RISKS OF INTERNATIONAL INVESTING INCLUDE BUT ARE NOT LIMITED TO CURRENCY EXCHANGE RATE VOLATILITY, POLITICAL, SOCIAL OR ECONOMIC INSTABILITY, AND DIFFERENCES IN TAXATION, ACCOUNTING AND OTHER FINANCIAL PRACTICES.THE FUND INVESTS IN EMERGING MARKET SECURITIES THAT PRESENT EVEN GREATER EXPOSURE TO THESE SAME RISKS. STOCK MARKETS IN EMERGING MARKET COUNTRIES ALSO TEND TO BE MUCH MORE VOLATILE DUE TO THEIR RELATIVE IMMATURITY AND PERIODS OF INSTABILITY. THE TABLE DOES NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE GROSS EXPENSE RATIO FOR THE FUND'S INSTITUTIONAL CLASS, AS SET FORTH IN THE FUND'S MOST RECENT PROSPECTUS, IS 1.39%.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST

ATLANTIC WHITEHALL EQUITY INCOME FUND

Despite one of the more discouraging market environments, the Atlantic Whitehall Equity Income Fund (the "Fund") outperformed the S&P 500 for the fiscal year ended November 30, 2008. On a total return basis the S&P 500 Index declined 38.08%, as compared to the Fund, which declined 33.81%. To give investors an idea of the difficulties within the markets, none of the ten GICS (R) Economic sectors finished in positive territory foR either the Fund or benchmark. The severity of the downturn was also noteworthy, as no sector was down less than 15% in either the Fund or the S&P 500.

Bankruptcy fears and worsening fundamentals within Finance prompted a fear driven panic in the final two months of the fiscal period. Direct government interventions did little to quell the run on equities across myriad Financial industries. The frenzied selling bore resemblances to Depression era runs on banks and drove volatility indices to all-time high levels and stock indices to multi-year lows. The culmination of such fears was the eventual collapses of companies once thought of as "too large to fail", namely Lehman Brothers, AIG, Fannie Mae and Freddie Mac, to which the Fund carried no exposure. The silver lining amongst the disorder is such that we remained underweight in Finance, while underlying fundamentals showed no signs of improvement. Exposure was generally limited to "best of breed" companies such as JP Morgan Chase, Wells Fargo and Bank of New York, as well as newer positions in industries within the sector with attractive growth prospects at reasonable valuations. Investing cautiously in Finance stocks throughout this period has continued to yield significant relative returns for the Fund.

Also, we managed to return value by being opportunistically active within the scope of severe pricing events. Inflation concerns and speculative price increases in agriculture and commodities dominated headlines through the first half of the period. This benefited the Fund considerably in Materials, as Compass Minerals nearly doubled via speculation of the value of its potash business, at which point we exited the name. By the end of the fiscal period, the stock price of Compass Minerals had turned negative and the resulting excess return yielded significant, relative upside. Also, by initiating a new position in Pactiv Corp near the pinnacle of the commodities speculation, the resulting drop in oil prices greatly benefited the company while providing a natural hedge within the Fund against weakening commodities prices.

The largest active contributor was the Technology position, where the Fund nearly doubled the return of the S&P 500 technology stocks. Much of the source of return is attributable to Accenture, which contained losses to less than 10% for the period. Positions in IBM, Oracle and Hewlett Packard were beneficial on the merits of relative performance. Consumer Discretionary positions yielded additional benefit, as underlying consumer strength translated into positive, relative performance in specific names such as VF Corp and Advanced Auto Parts.

Conversely, relative losses for the period are attributable to names within the Consumer Staples, Energy, Industrial and Health Care Sectors. Consumer Staples stocks were relatively strong for the period given the defensive characteristics of the group. The Fund's underweight position detracted from active returns; however, the relative performance of CVS/ Caremark and Walgreen were more visible detractors. In Energy, losses were largely confined to Integrated Oil & Gas companies, namely selections in Marathon Oil and BP PLC as both underperformed the industry prior to the Fund exiting these holdings. Textron accounted for nearly all the relative loss in Industrials, as the stock's losses were significantly larger than that of the sector. Lastly, in Health Care, the sector underweight was the Fund's primary detractor from active return as the group significantly outperformed the S&P 500.

Although we maintain the thesis that near term economic data remains weak and a great deal of pessimism is priced into the market, we continue to believe in our process and investment philosophy. We believe the Fund is well positioned to navigate the more volatile near-term environment while returning value to investors in the strategy over longer time horizons. We believe that relying on company fundamentals coupled with opportunistically investing and divesting positions presents a unique, value added long term investment opportunity for investors.

                                GROWTH OF $10,000

                               (PERFORMANCE GRAPH)



          ATLANTIC WHITEHALL
          EQUITY INCOME FUND
            INSTITUTIONAL          S&P 500
                CLASS                INDEX
            -------------          -------
12/1/05         10000               10000
May-06           9970               10260
Nov-06          11087               11422
May-07          12463               12597
Nov-07          11989               12303
May-08          12105               11753
Nov-08           7936                7619

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE BENCHMARK INDEX FOR THAT FUND (S&P 500 INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                      ATLANTIC WHITEHALL EQUITY INCOME FUND
                               INSTITUTIONAL CLASS
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF NOVEMBER 30, 2008*

                     SINCE
                   INCEPTION
1 YEAR   5 YEAR   (12/01/05)
------   ------   ----------
(33.81)%   N/A      (7.42)%
      S&P 500 INDEX
(38.08)%   N/A      (8.67)%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533.THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE GROSS EXPENSE RATIO FOR THE FUND'S INSTITUTIONAL CLASS, AS SET FORTH IN THE FUND'S MOST RECENT PROSPECTUS, IS 1.02%.

ATLANTIC WHITEHALL FUNDS TRUST
GROWTH FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2008

    SHARES                                                             VALUE
--------------                                                    --------------
COMMON STOCKS - 95.77%
                 BANKS - 0.98%
        16,372   Wells Fargo & Co. ............................   $      472,988
                                                                  --------------
                 CAPITAL GOODS - 8.99%
        15,591   Deere & Co. ..................................          542,723
        16,873   Emerson Electric Co. .........................          605,572
        11,031   Fluor Corp. ..................................          502,352
        11,403   Lockheed Martin Corp. ........................          879,285
        18,538   Rockwell Collins, Inc. .......................          631,775
        23,941   United Technologies Corp. ....................        1,161,857
                                                                  --------------
                                                                       4,323,564
                                                                  --------------
                 CONSUMER SERVICES - 1.95%
        15,924   McDonald's Corp. .............................          935,535
                                                                  --------------
                 DIVERSIFIED FINANCIALS - 3.69%
        33,923   Charles Schwab Corp. (The) ...................          621,809
         6,447   IntercontinentalExchange, Inc. * .............          474,499
        21,494   JPMorgan Chase & Co. .........................          680,500
                                                                  --------------
                                                                       1,776,808
                                                                  --------------
                 ENERGY - 7.07%
         9,553   Occidental Petroleum Corp. ...................          517,199
        16,026   Schlumberger, Ltd. ...........................          813,159
        34,536   Southwestern Energy Co. * ....................        1,187,002
        22,365   Weatherford International, Ltd. * ............          285,601
        15,607   XTO Energy, Inc. .............................          596,812
                                                                  --------------
                                                                       3,399,773
                                                                  --------------
                 FOOD & STAPLES RETAILING - 7.17%
        63,464   CVS Caremark Corp. ...........................        1,836,014
        28,901   Wal-Mart Stores, Inc. ........................        1,614,988
                                                                  --------------
                                                                       3,451,002
                                                                  --------------
                 FOOD, BEVERAGE & TOBACCO - 4.09%
        34,693   PepsiCo, Inc. ................................        1,967,093
                                                                  --------------
                 HEALTH CARE EQUIPMENT & SERVICES - 2.69%
         6,905   CR Bard, Inc. ................................          566,417
        18,723   Stryker Corp. ................................          728,699
                                                                  --------------
                                                                       1,295,116
                                                                  --------------
                 HOUSEHOLD & PERSONAL PRODUCTS - 5.98%
        33,253   Avon Products, Inc. ..........................          701,638
        33,775   Procter & Gamble Co. (The) ...................        2,173,421
                                                                  --------------
                                                                       2,875,059
                                                                  --------------
                 MATERIALS - 3.22%
         8,433   Monsanto Co. .................................          667,894
        14,892   Praxair, Inc. ................................          879,373
                                                                  --------------
                                                                       1,547,267
                                                                  --------------
                 PHARMACEUTICALS, BIOTECHNOLOGY
                 & LIFE SCIENCE - 16.32%
        28,310   Abbott Laboratories ..........................        1,483,161
        35,658   Allergan, Inc. ...............................        1,343,593
        13,602   Celgene Corp. * ..............................          708,664
        20,023   Genzyme Corp. * ..............................        1,281,872
         8,280   Johnson & Johnson ............................          485,042
        15,443   Novartis AG, ADR .............................          724,586
        46,398   Schering-Plough Corp. ........................          779,950
        29,214   Thermo Fisher Scientific, Inc. * .............        1,042,356
                                                                  --------------
                                                                       7,849,224
                                                                  --------------

    SHARES                                                             VALUE
--------------                                                    --------------
                 RETAILING - 4.45%
        17,807   Best Buy Co., Inc. ...........................   $      368,783
        30,787   Home Depot, Inc. (The) .......................          711,488
        31,342   Target Corp. .................................        1,058,106
                                                                  --------------
                                                                       2,138,377
                                                                  --------------
                 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -
                    2.80%
        63,764   Intel Corp. ..................................          879,943
        31,220   MEMC Electronic Materials, Inc. * ............          468,924
                                                                  --------------
                                                                       1,348,867
                                                                  --------------
                 SOFTWARE & SERVICES - 12.99%
        32,942   Automatic Data Processing, Inc. ..............        1,352,599
        18,845   Cognizant Technology Solutions Corp.,
                    Class A * .................................          361,824
         2,702   Google, Inc., Class A * ......................          791,578
        77,613   Microsoft Corp. ..............................        1,569,335
        66,571   Oracle Corp. * ...............................        1,071,127
        20,968   Visa, Inc., Class A ..........................        1,102,078
                                                                  --------------
                                                                       6,248,541
                                                                  --------------
                 TECHNOLOGY HARDWARE & EQUIPMENT - 13.38%
        16,640   Apple, Inc. * ................................        1,542,029
        90,834   Cisco Systems, Inc. * ........................        1,502,394
        40,896   Hewlett-Packard Co. ..........................        1,442,811
         8,219   International Business Machines Corp. ........          670,670
        38,006   Qualcomm, Inc. ...............................        1,275,861
                                                                  --------------
                                                                       6,433,765
                                                                  --------------
                 TOTAL COMMON STOCKS
                 (Cost $57,451,078) ...........................       46,062,979
                                                                  --------------
INVESTMENT COMPANY - 4.18%
     2,012,085   SSgA Prime Money Market Fund .................        2,012,085
                                                                  --------------
                 TOTAL INVESTMENT COMPANY
                 (Cost $2,012,085) ............................        2,012,085
                                                                  --------------
                 TOTAL INVESTMENTS - 99.95%
                 (Cost $59,463,163) ............................      48,075,064
                                                                  --------------
                 OTHER ASSETS
                 NET OF LIABILITIES - 0.05% ...................           22,329
                                                                  --------------
                 NET ASSETS - 100.00% .........................   $   48,097,393
                                                                  ==============

----------
*    Non-income producing security

ADR  American Depositary Receipt

Summary of inputs used to value the Fund's net assets as of November 30, 2008 is as follows (See Note 2):

VALUATION INPUTS                                INVESTMENTS IN SECURITIES
Level 1 - Quoted Prices                                  $48,075,064
Level 2 - Other Significant Observable Inputs                     --
Level 3 - Significant Unobservable Inputs                         --
                                                         -----------
TOTAL                                                    $48,075,064
                                                         ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2008

                   INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                            (% of Total Net Assets)

Pharmaceuticals, Biotechnology & Life Science ..    16.32%
Technology Hardware & Equipment ................    13.38%
Software & Services ............................    12.99%
Capital Goods ..................................     8.99%
Other Common Stocks ............................     8.42%
Food & Staples Retailing .......................     7.17%
Energy .........................................     7.07%
Household & Personal Products ..................     5.98%
Retailing ......................................     4.45%
Food, Beverage & Tobacco .......................     4.09%
Diversified Financials .........................     3.69%
Materials ......................................     3.22%
Investment Company .............................     4.18%
Other Assets Net of Liabilities ................     0.05%
                                                   ------
Total ..........................................   100.00%
                                                   ======

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2008

    SHARES                                                             VALUE
--------------                                                    --------------
COMMON STOCKS - 100.18%
                 CAPITAL GOODS - 7.95%
        62,233   AMETEK, Inc. .................................   $    2,173,799
        51,915   Danaher Corp. ................................        2,888,551
        38,766   Fluor Corp. ..................................        1,765,404
        40,975   Grainger (W.W.), Inc. ........................        2,891,606
        42,912   Joy Global, Inc. .............................          999,420
        31,102   Precision Castparts Corp. ....................        1,950,095
        41,113   Roper Industries, Inc. .......................        1,881,742
                                                                  --------------
                                                                      14,550,617
                                                                  --------------
                 COMMERCIAL SERVICES & SUPPLIES - 3.34%
       106,650   Stericycle, Inc. * ...........................        6,111,045
                                                                  --------------
                 CONSUMER DURABLES & APPAREL - 1.33%
        71,024   Garmin, Ltd. .................................        1,213,090
        39,612   Mohawk Industries, Inc. * ....................        1,217,673
                                                                  --------------
                                                                       2,430,763
                                                                  --------------
                 CONSUMER SERVICES - 3.44%
        58,525   Burger King Holdings, Inc. ...................        1,258,873
        64,885   Darden Restaurants, Inc. .....................        1,186,747
       109,483   Marriott International, Inc., Class A ........        1,838,220
        70,940   Weight Watchers International, Inc. ..........        2,007,602
                                                                  --------------
                                                                       6,291,442
                                                                  --------------
                 DIVERSIFIED FINANCIALS - 4.38%
        26,252   IntercontinentalExchange, Inc. * .............        1,932,147
       103,346   NASDAQ OMX Group, Inc. (The) * ...............        2,221,939
        60,845   Northern Trust Corp. .........................        2,792,177
        31,344   T. Rowe Price Group, Inc. ....................        1,072,278
                                                                  --------------
                                                                       8,018,541
                                                                  --------------
                 ENERGY - 9.13%
        95,458   Cameron International Corp. * ................        2,014,164
       142,188   Chesapeake Energy Corp. ......................        2,442,790
        25,233   CONSOL Energy, Inc. ..........................          731,000
        69,343   Peabody Energy Corp. .........................        1,624,706
       135,360   Range Resources Corp. ........................        5,613,379
        72,971   Southwestern Energy Co. * ....................        2,508,013
       139,855   Weatherford International, Ltd. * ............        1,785,948
                                                                  --------------
                                                                      16,720,000
                                                                  --------------
                 FOOD, BEVERAGE & TOBACCO - 3.51%
        24,624   Brown-Forman Corp., Class B ..................        1,080,747
        54,271   H.J. Heinz Co. ...............................        2,107,886
       108,822   Hansen Natural Corp. * .......................        3,237,455
                                                                  --------------
                                                                       6,426,088
                                                                  --------------
                 HEALTH CARE EQUIPMENT & SERVICES - 16.84%
        63,025   Aetna, Inc. ..................................        1,375,205
        22,684   DaVita, Inc. * ...............................        1,139,871
       140,573   Express Scripts, Inc. * ......................        8,084,353
        50,981   Humana, Inc. * ...............................        1,541,156
        19,061   Intuitive Surgical, Inc. * ...................        2,526,154
        66,433   Laboratory Corp. of America Holdings * .......        4,209,195
        79,946   Lincare Holdings, Inc. * .....................        1,913,108
        39,099   McKesson Corp. ...............................        1,366,119
       121,962   Psychiatric Solutions, Inc. * ................        3,085,639
        45,511   Quest Diagnostic, Inc. .......................        2,119,447
       123,914   St. Jude Medical, Inc. * .....................        3,473,309
                                                                  --------------
                                                                      30,833,556
                                                                  --------------

    SHARES                                                             VALUE
--------------                                                    --------------
                 HOUSEHOLD & PERSONAL PRODUCTS - 1.63%
        41,163   Chattem, Inc. * ..............................   $    2,987,199
                                                                  --------------
                 MATERIALS - 1.72%
        35,924   Airgas, Inc. .................................        1,284,283
       162,942   Nalco Holding Co. ............................        1,859,168
                                                                  --------------
                                                                       3,143,451
                                                                  --------------
                 MEDIA - 1.51%
        95,461   Liberty Global, Inc., Class A * ..............        1,383,230
       116,838   Liberty Media Entertainment, Corp. -
                    Series A * ................................        1,386,867
                                                                  --------------
                                                                       2,770,097
                                                                  --------------
                 PHARMACEUTICALS, BIOTECHNOLOGY
                 & LIFE SCIENCE - 4.06%
        56,424   Cephalon, Inc. * .............................        4,146,035
        80,361   Shire PLC, ADR ...............................        3,294,801
                                                                  --------------
                                                                       7,440,836
                                                                  --------------
                 RETAILING - 9.95%
        59,255   Advance Auto Parts, Inc. .....................        1,798,982
        29,549   AutoZone, Inc. * .............................        3,227,342
        79,804   Bed Bath & Beyond, Inc. * ....................        1,619,223
       129,803   Dick's Sporting Goods, Inc. * ................        1,636,816
        54,612   Dollar Tree, Inc. * ..........................        2,313,364
       107,089   PetSmart, Inc. ...............................        1,879,412
        23,155   Priceline.com, Inc. * ........................        1,597,695
       181,365   TJX Cos., Inc. (The) .........................        4,138,749
                                                                  --------------
                                                                      18,211,583
                                                                  --------------
                 SEMICONDUCTORS &
                 SEMICONDUCTOR EQUIPMENT - 6.70%
       164,466   Altera Corp. .................................        2,419,295
        72,246   Linear Technology Corp. ......................        1,441,308
       144,929   MEMC Electronic Materials, Inc. * ............        2,176,834
       203,623   Microchip Technology, Inc. ...................        3,767,026
       126,706   Microsemi Corp. * ............................        2,469,500
                                                                  --------------
                                                                      12,273,963
                                                                  --------------
                 SOFTWARE & SERVICES - 15.86%
        85,055   Alliance Data Systems Corp. * ................        3,683,732
        95,062   ANSYS, Inc. * ................................        2,743,489
       195,414   Cognizant Technology Solutions Corp.,
                 Class A * ....................................        3,751,949
        28,296   Equinix, Inc. * ..............................        1,284,921
       153,509   Fidelity National Information Services,
                    Inc. ......................................        2,637,285
       124,060   Fiserv, Inc. * ...............................        4,235,408
        47,503   Global Payments, Inc. ........................        1,718,183
        74,194   McAfee, Inc. * ...............................        2,250,304
        77,292   Paychex, Inc. ................................        2,184,272
       206,805   Satyam Computer Services, Ltd., ADR ..........        2,632,628
       144,840   Western Union Co. ............................        1,922,027
                                                                  --------------
                                                                      29,044,198
                                                                  --------------
                 TECHNOLOGY HARDWARE & EQUIPMENT - 2.16%
        42,970   Harris Corp. .................................        1,498,794
       141,475   Juniper Networks, Inc. * .....................        2,458,835
                                                                  --------------
                                                                       3,957,629
                                                                  --------------
                 TELECOMMUNICATION SERVICES - 1.79%
        60,324   American Tower Corp., Class A * ..............        1,643,226
       112,161   MetroPCS Communications, Inc. * ..............        1,642,037
                                                                  --------------
                                                                       3,285,263
                                                                  --------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2008

    SHARES                                                             VALUE
--------------                                                    --------------
                 TRANSPORTATION - 3.57%
        86,718   C. H. Robinson Worldwide, Inc. ...............   $    4,429,555
        65,377   Landstar System, Inc. ........................        2,101,217
                                                                  --------------
                                                                       6,530,772
                                                                  --------------
                 UTILITIES - 1.31%
        74,816   Questar Corp. ................................        2,408,327
                                                                  --------------
                 TOTAL COMMON STOCKS
                 (Cost $180,084,720) ..........................      183,435,370
                                                                  --------------
                 TOTAL INVESTMENTS - 100.18%
                 (Cost $180,084,720) ..........................      183,435,370
                                                                  --------------
                 LIABILITIES IN EXCESS OF
                 OTHER ASSETS - (0.18)% .......................         (331,470)
                                                                  --------------
                 NET ASSETS - 100.00% .........................   $  183,103,900
                                                                  ==============

----------
*    Non-income producing security.

ADR  American Depositary Receipt

PLC  Public Limited Company

Summary of inputs used to value the Fund's net assets as of November 30, 2008 is as follows (See Note 2):

VALUATION INPUTS                                INVESTMENTS IN SECURITIES
Level 1 - Quoted Prices                               $183,435,370
Level 2 - Other Significant Observable Inputs                   --
Level 3 - Significant Unobservable Inputs                       --
                                                      ------------
TOTAL                                                 $183,435,370
                                                      ============

                   INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                            (% of Total Net Assets)

Health Care Equipment & Services ...............    16.84%
Software & Services ............................    15.86%
Other Common Stocks ............................    11.45%
Retailing ......................................     9.95%
Energy .........................................     9.13%
Capital Goods ..................................     7.95%
Semiconductors & Semiconductor Equipment .......     6.70%
Diversified Financials .........................     4.38%
Pharmaceuticals, Biotechnology & Life Science ..     4.06%
Transportation .................................     3.57%
Food, Beverage & Tobacco .......................     3.51%
Consumer Services ..............................     3.44%
Commercial Services & Supplies .................     3.34%
Liabilities in Excess of Other Assets ..........    (0.18%)
                                                   ------
Total ..........................................   100.00%
                                                   ======

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MULTI-CAP GLOBAL VALUE FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2008

    SHARES                                                             VALUE
--------------                                                    --------------
FOREIGN COMMON STOCKS - 65.48%
                 AUSTRIA - 2.24%
        38,020   Wienerberger AG + ............................   $      539,448
                                                                  --------------
                 DENMARK - 2.12%
         4,983   Alk-Abello A/S + .............................          508,865
                                                                  --------------
                 FINLAND - 7.69%
        88,600   Nokia Oyj + ..................................        1,255,340
        50,466   Nokian Renkaat Oyj + .........................          592,714
                                                                  --------------
                                                                       1,848,054
                                                                  --------------
                 FRANCE - 3.39%
        21,100   Accor S.A. + .................................          814,439
                                                                  --------------
                 GERMANY - 5.21%
        21,921   Adidas AG ....................................          681,228
        22,800   Bayerische Motoren Werke AG ..................          569,935
                                                                  --------------
                                                                       1,251,163
                                                                  --------------
                 HONG KONG - 0.01%
         1,700   Li & Fung, Ltd. + ............................            3,132
                                                                  --------------
                 IRELAND - 3.45%
       281,288   Anglo Irish Bank Corp., PLC + ................          306,372
        19,881   Ryanair Holdings PLC, SP ADR * ...............          522,075
                                                                  --------------
                                                                         828,447
                                                                  --------------
                 MEXICO - 4.25%
        27,441   Grupo Modelo, S.A. de C.V., Series C .........           69,684
        64,100   Grupo Televisia S.A., SP ADR .................          952,526
                                                                  --------------
                                                                       1,022,210
                                                                  --------------
                 SWITZERLAND - 27.05%
        15,110   Aryzta AG * ..................................          401,799
        67,000   Nestle SA, Registered Shares + ...............        2,426,593
        26,400   Novartis AG, Registered Shares + .............        1,231,935
        11,200   Roche Holding AG + ...........................        1,569,057
        17,500   Schindler Holding AG, Participation
                    Certificates + ............................          711,833
         3,907   Schindler Holding AG, Registered
                    Shares + ..................................          158,043
                                                                  --------------
                                                                       6,499,260
                                                                  --------------
                 UNITED KINGDOM - 10.07%
       125,399   Reed Elsevier PLC + ..........................        1,059,910
       169,768   Tesco PLC + ..................................          773,913
       105,000   WPP PLC + ....................................          586,164
                                                                  --------------
                                                                       2,419,987
                                                                  --------------
                 TOTAL FOREIGN COMMON STOCKS
                 (Cost $28,898,849) ...........................       15,735,005
                                                                  --------------

    SHARES                                                             VALUE
--------------                                                    --------------
COMMON STOCKS - 37.10%
                 BANKS - 2.97%
        24,686   Wells Fargo & Co. ............................   $      713,178
                                                                  --------------
                 CAPITAL GOODS - 2.42%
         8,700   3M Co ........................................          582,291
                                                                  --------------
                 HEALTH CARE EQUIPMENT & SERVICES - 11.95%
        63,644   Kinetic Concepts, Inc. * .....................        1,377,256
        23,800   Medtronic, Inc. ..............................          726,376
        21,600   WellPoint, Inc. * ............................          768,960
                                                                  --------------
                                                                       2,872,592
                                                                  --------------
                 INSURANCE - 5.08%
        52,900   Willis Group Holdings, Ltd. ..................        1,220,403
                                                                  --------------
                 PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCE
                    - 2.43%
        15,500   Allergan, Inc. ...............................          584,040
                                                                  --------------
                 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -
                    2.08%
        33,900   Altera Corp. ................................           498,669
                                                                  --------------
                 SOFTWARE & SERVICES - 5.81%
        69,100   Microsoft Corp. ..............................        1,397,202
                                                                  --------------
                 TECHNOLOGY HARDWARE & EQUIPMENT - 4.36%
        63,400   Cisco Systems, Inc. * ........................        1,048,636
                                                                  --------------
                 TOTAL COMMON STOCKS
                 (Cost $13,244,177) ...........................        8,917,011
                                                                  --------------
                 TOTAL INVESTMENTS - 102.58%
                 (Cost $42,143,026) ...........................       24,652,016
                                                                  --------------
                 LIABILITIES IN EXCESS OF
                 OTHER ASSETS - (2.58)% .......................        (621,090)
                                                                  --------------
                 NET ASSETS - 100.00% .........................   $   24,030,926
                                                                  ==============

----------
+ Security is being fair valued pursuant to fair value procedures adopted by the Board of Trustees. The aggregate market value of these securities are $12,537,758 or 52.17% of the net assets. (See Note 2)

*     Non-income producing security.

PLC   Public Limited Company

SP ADR Sponsored American Depositary Receipt

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MULTI-CAP GLOBAL VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2008

Summary of inputs used to value the Fund's net assets as of November 30, 2008 is as follows (See Note 2):


VALUATION INPUTS                                INVESTMENTS IN SECURITIES
Level 1 - Quoted Prices                                $12,114,258
Level 2 - Other Significant Observable Inputs           12,537,758
Level 3 - Significant Unobservable Inputs                       --
                                                       -----------
TOTAL                                                  $24,652,016
                                                       ===========

                              FOREIGN COMMON STOCK
                   INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                            (% of Total Net Assets)

Pharmaceuticals, Biotechnology & Life Science ....   13.77%
Food, Beverage & Tobacco .........................   12.06%
Media ............................................   10.81%
Capital Goods ....................................    5.87%
Technology Hardware & Equipment ..................    5.22%
Automobile & Components ..........................    4.84%
Consumer Services ................................    3.39%
Food & Staples Retailing .........................    3.22%
Consumer Durables & Apparel ......................    2.84%
Transportation ...................................    2.17%
Banks ............................................    1.28%
Retailing ........................................    0.01%
                                                     -----
Total ............................................   65.48%
                                                     =====

                                ALL COMMON STOCK
                   INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                            (% of Total Net Assets)

Pharmaceuticals, Biotechnology & Life Science ....    16.20%
Food, Beverage & Tobacco .........................    12.06%
Health Care Equipment & Services .................    11.95%
Media ............................................    10.81%
Technology Hardware & Equipment ..................     9.58%
Capital Goods ....................................     8.29%
Other Common Stocks ..............................     7.10%
Software & Services ..............................     5.81%
Insurance ........................................     5.08%
Automobile & Components ..........................     4.84%
Banks ............................................     4.25%
Consumer Services ................................     3.39%
Food & Staples Retailing .........................     3.22%
Liabilities in Excess of Other Assets ............    (2.58%)
                                                     ------
Total ............................................   100.00%
                                                     ======

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2008

    SHARES                                                             VALUE
--------------                                                    --------------
FOREIGN COMMON STOCKS - 103.04%
                 AUSTRALIA - 1.54%
        40,040   BHP Billiton, Ltd. + .........................   $      756,635
                                                                  --------------
                 BRAZIL - 0.90%
         4,344   Banco Bradesco S.A., Preferred Shares ........           46,137
         6,867   Companhia Energetica de Minas Gerais,
                    SP ADR ....................................          108,705
         6,107   Companhia Vale do Rio Doce, ADR ..............           72,917
         4,143   Empresa Brasileira de Aeronautica
                    S.A., ADR .................................           64,341
         8,000   Natura Cosmeticos S.A ........................           72,541
         3,789   Petroleo Brasileiro S.A., ADR ................           79,342
                                                                  --------------
                                                                         443,983
                                                                  --------------
                 CANADA - 1.12%
        11,751   EnCana Corp. .................................          552,303
                                                                  --------------
                 CHINA - 0.20%
        84,000   China Construction Bank, Class H + ...........           44,626
        95,000   China COSCO Holdings Co., Ltd., Class H + ....           52,596
                                                                  --------------
                                                                          97,222
                                                                  --------------
                 DENMARK - 0.59%
        24,408   Danske Bank A/S + ............................          287,053
                                                                  --------------
                 EGYPT - 0.12%
         2,722   Orascom Telecom Holding SAE, GDR + ...........           60,069
                                                                  --------------
                 FINLAND - 2.24%
        77,682   Nokia Oyj + ..................................        1,100,647
                                                                  --------------
                 FRANCE - 8.43%
        45,957   Credit Agricole S.A. + .......................          513,542
        30,620   Publicis Groupe + ............................          713,865
        25,612   Sanofi-Aventis + .............................        1,415,893
        10,722   Societe Generale + ...........................          459,623
        19,689   Total S.A., SP ADR ...........................        1,038,595
                                                                  --------------
                                                                       4,141,518
                                                                  --------------
                 GERMANY - 5.34%
        26,340   BASF AG ......................................          839,972
        22,282   Bayerische Motoren Werke AG ..................          556,986
        49,486   Commerzbank AG ...............................          453,622
        22,059   E.On AG ......................................          771,556
                                                                  --------------
                                                                       2,622,136
                                                                  --------------
                 HONG KONG - 3.01%
        45,000   Cheung Kong Holdings, Ltd. + .................          426,807
       163,720   CNOOC, Ltd. + ................................          134,232
       434,000   Denway Motors, Ltd. + ........................          112,887
       159,400   Hutchinson Whampoa, Ltd. + ...................          805,775
                                                                  --------------
                                                                       1,479,701
                                                                  --------------
                 INDIA - 0.19%
         2,122   State Bank of India, GDR + ...................           92,109
                                                                  --------------
                 INDONESIA - 0.28%
        62,000   PT Astra International TBK + .................           53,080
       173,500   PT Telekomunikasi Indonesia TBK,
                    Series B Shares + .........................           83,771
                                                                  --------------
                                                                         136,851
                                                                  --------------

    SHARES                                                             VALUE
--------------                                                    --------------
                 ISRAEL - 0.40%
        29,255   Makhteshim-Agan Industries, Ltd. + ...........   $       90,754
         2,448   Teva Pharmaceutical Industries, Ltd., SP
                    ADR .......................................          105,631
                                                                  --------------
                                                                         196,385
                                                                  --------------
                 ITALY - 2.28%
        24,442   Eni SpA, SP ADR ..............................        1,121,888
                                                                  --------------
                 JAPAN - 27.88%
        38,900   Canon, Inc. + ................................        1,173,837
            70   East Japan Railway Co. + .....................          541,475
        52,800   FUJIFILM Holdings Corp. + ....................        1,292,136
       213,100   Mitsubishi UFJ Financial Group, Inc. + .......        1,183,378
        27,500   Murata Manufacturing Co., Ltd. + .............          949,320
           199   Nippon Telegraph & Telephone Corp. + .........          876,327
       115,900   Nissan Motor Co., Ltd. + .....................          390,543
        51,800   NOK Corp. + ..................................          390,528
           681   NTT DoCoMo, Inc. + ...........................        1,139,130
        27,200   Seven & I Holdings Co., Ltd. + ...............          769,232
        16,439   SMC Corp. + ..................................        1,471,711
        30,500   Sony Corp. + .................................          593,272
       249,000   Sumitomo Chemical Co., Ltd. + ................          871,905
        18,800   Takeda Pharmaceutical Co., Ltd. + ............          912,338
        19,400   Tokyo Electron, Ltd. + .......................          528,926
        19,300   Toyota Motor Corp. + .........................          618,651
                                                                  --------------
                                                                      13,702,709
                                                                  --------------
                 MEXICO - 0.22%
        59,500   Cemex S.A.B. de C.V., CPO ....................           41,373
         2,437   Fomento Economico Mexicano,
                    S.A.B. de C.V., SP ADR ....................           67,042
                                                                  --------------
                                                                         108,415
                                                                  --------------
                 NETHERLANDS - 11.49%
        51,078   Heineken NV + ................................        1,409,343
        47,634   Koninklijke Royal Philips Electronics
                    N.V. + ....................................          777,408
        19,774   Royal Dutch Shell PLC, ADR ...................        1,052,965
        56,869   TNT NV + .....................................        1,191,441
        52,039   Unilever NV + ................................        1,214,851
                                                                  --------------
                                                                       5,646,008
                                                                  --------------
                 NORWAY - 0.92%
        26,700   StatoilHydro ASA + ...........................          452,973
                                                                  --------------
                 RUSSIA - 0.31%
         5,270   Gazprom OAO, SP ADR ..........................           91,171
         1,967   LUKOIL, SP ADR ...............................           62,944
                                                                  --------------
                                                                         154,115
                                                                  --------------
                 SOUTH AFRICA - 0.60%
        17,707   Barloworld, Ltd. + ...........................           79,073
         2,766   Sasol, Ltd. + ................................           79,381
        15,779   Standard Bank Group, Ltd. + ..................          136,563
                                                                  --------------
                                                                         295,017
                                                                  --------------
                 SOUTH KOREA - 0.88%
         2,646   Daelim Industrial Co., Ltd. + ................           59,907
         1,715   Hyundai Motor Co. + ..........................           48,569
         1,229   LG Electronics, Inc. + .......................           65,810
           531   Lotte Shopping Co., Ltd. + ...................           65,021
           381   POSCO + ......................................           85,463
           330   Samsung Electronics Co., Ltd. + ..............          109,298
                                                                  --------------
                                                                         434,068
                                                                  --------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2008

    SHARES                                                             VALUE
--------------                                                    --------------
                 SPAIN - 2.70%
        93,972   Banco Santander SA + .........................   $      772,160
        28,719   Repsol YPF SA, SP ADR ........................          555,426
                                                                  --------------
                                                                       1,327,586
                                                                  --------------
                 SWEDEN - 2.91%
       204,441   Telefonaktiebolaget LM Ericsson, Class B + ...        1,431,009
                                                                  --------------
                 SWITZERLAND - 10.14%
        32,308   Credit Suisse Group + ........................          946,881
        15,818   Holcim Ltd., Registered Shares + .............          704,009
        18,759   Novartis AG, Registered Shares + .............          875,374
         4,001   Swisscom AG, Registered Shares + .............        1,145,886
         6,729   Zurich Financial Services AG + ...............        1,312,448
                                                                  --------------
                                                                       4,984,598
                                                                  --------------
                 TAIWAN - 0.63%
         8,468   AU Optronics Corp., SP ADR ...................           51,146
       217,118   Chinatrust Financial Holding Co., Ltd. + .....           73,801
        12,900   HTC Corp. + ..................................          128,435
         7,566   Taiwan Semiconductor Manufacturing Co., Ltd.,
                    SP ADR ....................................           54,097
                                                                  --------------
                                                                         307,479
                                                                  --------------
                 THAILAND - 0.25%
        17,000   Bangkok Bank Public Co., Ltd. + ..............           31,688
        21,300   PTT Public Co., Ltd. .........................           90,076
                                                                  --------------
                                                                         121,764
                                                                  --------------
                 TURKEY - 0.13%
        24,776   Turkiye Is Bankasi, Class C + ................           63,916
                                                                  --------------
                 UNITED KINGDOM - 17.34%
        80,766   BAE Systems PLC + ............................          442,163
       333,793   Barclays PLC + ...............................          885,140
       164,622   BP PLC + .....................................        1,334,251
       177,860   Centrica PLC + ...............................          649,658
        31,205   GlaxoSmithKline PLC, ADR .....................        1,074,700
        92,289   HSBC Holdings PLC + ..........................        1,006,821
       354,191   Kingfisher PLC + .............................          652,851
       111,636   National Grid PLC + ..........................        1,164,352
       670,167   Vodafone Group PLC + .........................        1,314,499
                                                                  --------------
                                                                       8,524,435
                                                                  --------------
                 TOTAL FOREIGN COMMON STOCKS
                 (Cost $78,188,425) ...........................       50,642,592
                                                                  --------------
RIGHTS - 0.15%
                 UNITED KINGDOM - 0.15%
        66,698   Centrica PLC * ...............................           75,907
                                                                  --------------
                 TOTAL RIGHTS
                 (Cost $--) ...................................           75,907
                                                                  --------------
                 TOTAL INVESTMENTS - 103.19%
                 (Cost $78,188,425) ............................  $   50,718,499
                                                                  --------------
                 LIABILITIES IN EXCESS OF OTHER ASSETS -
                    (3.19)% ...................................       (1,568,036)
                                                                  --------------
                 NET ASSETS - 100.00% .........................   $   49,150,463
                                                                  ==============

----------
+ Security is being fair valued pursuant to fair value procedures adopted by the Board of Trustees. The aggregate market value of these securities are $41,617,116 or 84.67% of the net assets. (See Note 2)

*    Non-income producing security.

ADR American Depository Receipt

CPO Ordinary Participation Certificate

GDR Global Depositary Receipt

PLC Public Limited Company

SPADR Sponsored American Depositary Receipt

Summary of inputs used to value the Fund's net assets as of November 30, 2008 is as follows (See Note 2):

VALUATION INPUTS                                INVESTMENTS IN SECURITIES
Level 1 - Quoted Prices                                $ 9,101,383
Level 2 - Other Significant Observable Inputs           41,617,116
Level 3 - Significant Unobservable Inputs                       --
                                                       -----------
TOTAL                                                  $50,718,499
                                                       ===========

                   INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                            (% of Total Net Assets)

Energy ................................................................    13.52%
Technology Hardware & Equipment .......................................    12.46%
Banks .................................................................    12.31%
Telecommunication Services ............................................     9.40%
Pharmaceuticals, Biotechnology & Life Science .........................     8.92%
Capital Goods .........................................................     7.53%
Materials .............................................................     7.05%
Utilities .............................................................     5.64%
Food, Beverage & Tobacco ..............................................     5.47%
Automobiles & Components ..............................................     4.42%
Transportation ........................................................     3.63%
Insurance .............................................................     2.67%
Diversified Financials ................................................     1.93%
Food & Staples Retailing ..............................................     1.56%
Retailing .............................................................     1.46%
Media .................................................................     1.45%
Semiconductors & Semiconductor Equipment ..............................     1.41%
Consumer Durables & Apparel ...........................................     1.34%
Real Estate ...........................................................     0.87%
Household & Personal Products .........................................     0.15%
Liabilities in Excess of Other Assets .................................    (3.19)%
                                                                          ------
Total .................................................................   100.00%
                                                                          ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

ATLANTIC WHITEHALL FUNDS TRUST
EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2008

    SHARES                                                             VALUE
--------------                                                    --------------
COMMON STOCKS - 98.42%
                 BANKS - 1.59%
        94,300   Wells Fargo & Co. ............................   $    2,724,327
                                                                  --------------
                 CAPITAL GOODS - 9.32%
        50,115   Danaher Corp. ................................        2,788,399
        47,571   General Dynamics Corp. .......................        2,457,994
       328,401   General Electric Co. .........................        5,638,645
       104,516   United Technologies Corp. ....................        5,072,161
                                                                  --------------
                                                                      15,957,199
                                                                  --------------
                 CONSUMER DURABLES & APPAREL - 3.54%
        43,813   Nike, Inc., Class B ..........................        2,333,042
        71,201   VF Corp. .....................................        3,723,100
                                                                  --------------
                                                                       6,056,142
                                                                  --------------
                 CONSUMER SERVICES - 1.36%
       127,070   Darden Restaurants, Inc. .....................        2,324,110
                                                                  --------------
                 DIVERSIFIED FINANCIALS - 7.48%
       126,637   Bank of America Corp. ........................        2,057,851
       116,684   Bank of New York Mellon Corp. ................        3,525,024
         5,446   CME Group, Inc. ..............................        1,154,280
        63,285   Eaton Vance Corp. ............................        1,210,009
       107,964   JPMorgan Chase & Co. .........................        3,418,140
        93,090   MSCI Inc., Class A * .........................        1,436,379
                                                                  --------------
                                                                      12,801,683
                                                                  --------------
                 ENERGY - 9.95%
        66,684   Chesapeake Energy Corp. ......................        1,145,631
        49,848   Devon Energy Corp. ...........................        3,606,004
        59,260   Exxon Mobil Corp. ............................        4,749,689
        49,665   Peabody Energy Corp. .........................        1,163,651
       214,479   Williams Cos., Inc. (The) ....................        3,478,849
        75,533   XTO Energy, Inc. .............................        2,888,382
                                                                  --------------
                                                                      17,032,206
                                                                  --------------
                 FOOD & STAPLES RETAILING - 5.58%
       213,210   CVS Caremark Corp. ...........................        6,168,165
       136,615   Walgreen Co. .................................        3,379,855
                                                                  --------------
                                                                       9,548,020
                                                                  --------------
                 FOOD, BEVERAGE & TOBACCO - 2.95%
        88,995   PepsiCo, Inc. ................................        5,046,017
                                                                  --------------
                 HEALTH CARE EQUIPMENT & SERVICES - 3.98%
       132,180   Aetna, Inc. ..................................        2,884,168
        30,362   Express Scripts, Inc. * ......................        1,746,119
        34,587   Laboratory Corp. of America Holdings * .......        2,191,432
                                                                  --------------
                                                                       6,821,719
                                                                  --------------
                 HOUSEHOLD & PERSONAL PRODUCTS - 3.46%
        92,145   Procter & Gamble Co. (The) ...................        5,929,531
                                                                  --------------
                 MATERIALS - 5.13%
       212,306   Nalco Holding Co .............................        2,422,411
       107,640   Pactiv Corp. * ...............................        2,689,924
        62,070   Praxair, Inc. ................................        3,665,234
                                                                  --------------
                                                                       8,777,569
                                                                  --------------
                 MEDIA - 4.00%
       115,471   Comcast Corp., Class A .......................        2,002,267
        66,729   Liberty Global, Inc., Class A * ..............          966,903
       155,320   McGraw-Hill Cos., Inc. (The) .................        3,883,000
                                                                  --------------
                                                                       6,852,170
                                                                  --------------

    SHARES                                                             VALUE
--------------                                                    --------------
                 PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCE
                    - 4.04%
        53,806   Abbott Laboratories ..........................   $    2,818,896
       249,230   Pfizer, Inc. .................................        4,094,849
                                                                  --------------
                                                                       6,913,745
                                                                  --------------
                 REAL ESTATE - 1.08%
        80,278   Ventas, Inc., REIT ...........................        1,844,788
                                                                  --------------
                 RETAILING - 4.71%
        67,872   Advance Auto Parts, Inc. .....................        2,060,594
        95,037   Lowe's Cos., Inc. ............................        1,963,464
       119,885   Target Corp. .................................        4,047,318
                                                                  --------------
                                                                       8,071,376
                                                                  --------------
                 SOFTWARE & SERVICES - 10.66%
        73,742   Accenture, Ltd., Class A .....................        2,284,527
        83,245   Automatic Data Processing, Inc. ..............        3,418,040
        74,792   Fiserv, Inc. * ...............................        2,553,399
       153,905   Microsoft Corp. ..............................        3,111,959
       280,844   Oracle Corp. * ...............................        4,518,780
       178,640   Western Union Co. ............................        2,370,553
                                                                  --------------
                                                                      18,257,258
                                                                  --------------
                 TECHNOLOGY HARDWARE & EQUIPMENT - 5.97%
       155,680   Cisco Systems, Inc. * ........................        2,574,947
       127,251   Hewlett-Packard Co. ..........................        4,489,415
        38,693   International Business Machines Corp. ........        3,157,349
                                                                  --------------
                                                                      10,221,711
                                                                  --------------
                 TELECOMMUNICATION SERVICES - 3.84%
       130,919   AT&T Inc. ....................................        3,739,047
        87,087   Verizon Communications, Inc. .................        2,843,391
                                                                  --------------
                                                                       6,582,438
                                                                  --------------
                 TRANSPORTATION - 1.35%
        46,691   Norfolk Southern Corp. .......................        2,309,804
                                                                  --------------
                 UTILITIES - 8.43%
        61,943   Equitable Resources, Inc. ....................        2,067,038
        49,773   Exelon Corp. .................................        2,797,740
        86,815   FPL Group, Inc. ..............................        4,233,099
        93,730   ONEOK, Inc. ..................................        2,750,038
        80,225   Questar Corp. ................................        2,582,443
                                                                  --------------
                                                                      14,430,358
                                                                  --------------
                 TOTAL COMMON STOCKS
                 (Cost $199,905,161) ..........................      168,502,171
                                                                  --------------
INVESTMENT COMPANY - 1.81%
     3,091,696   SSgA Prime Money Market Fund .................        3,091,696
                                                                  --------------
                 TOTAL INVESTMENT COMPANY
                 (Cost $3,091,696) ............................       3,091,696
                                                                  --------------
                 TOTAL INVESTMENTS - 100.23%
                 (Cost $202,996,857) ..........................   $  171,593,867
                                                                  --------------
                 LIABILITIES IN EXCESS OF
                 OTHER ASSETS - (0.23)% .......................         (394,161)
                                                                  --------------
                 NET ASSETS - 100.00% .........................   $  171,199,706
                                                                  ==============

----------
*    Non-income producing security.

REIT Real Estate Investment Trust

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2008

Summary of inputs used to value the Fund's net assets as of November 30, 2008 is as follows (See Note 2):

VALUATION INPUTS                                INVESTMENTS IN SECURITIES
Level 1 - Quoted Prices                                $171,593,867
Level 2 - Other Significant Observable Inputs                    --
Level 3 - Significant Unobservable Inputs                        --
                                                       ------------
TOTAL                                                  $171,593,867
                                                       ============

                    INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                             (% of Total Net Assets)

Software & Services ...................................................    10.66%
Energy ................................................................     9.95%
Capital Goods .........................................................     9.32%
Utilities .............................................................     8.43%
Other Common Stocks ...................................................     8.33%
Diversified Financials ................................................     7.48%
Technology Hardware & Equipment .......................................     5.97%
Food & Staples Retailing ..............................................     5.58%
Materials .............................................................     5.13%
Retailing .............................................................     4.71%
Pharmaceuticals, Biotechnology & Life Science .........................     4.04%
Media .................................................................     4.00%
Health Care Equipment & Services ......................................     3.98%
Telecommunication Services ............................................     3.84%
Consumer Durables & Apparel ...........................................     3.54%
Household & Personal Products .........................................     3.46%
Investment Company ....................................................     1.81%
Liabilities in Excess of Other Assets .................................    (0.23)%
                                                                          ------
Total .................................................................   100.00%
                                                                          ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       THIS PAGE LEFT INTENTIONALLY BLANK

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2008

                                                                                           MID-CAP       MULTI-CAP
                                                                            GROWTH         GROWTH      GLOBAL VALUE
                                                                             FUND           FUND           FUND
                                                                         ------------   ------------   ------------
ASSETS:
Investments:
   Investments at cost ...............................................   $ 59,463,163   $180,084,720   $ 42,143,026
   Net unrealized appreciation (depreciation) ........................    (11,388,099)     3,350,650    (17,491,010)
                                                                         ------------   ------------   ------------
   Total investments at value ........................................     48,075,064    183,435,370     24,652,016
                                                                         ------------   ------------   ------------
Foreign currency at value (cost -, -, -, $761,783, -) ................             --             --             --
Receivables:
   Investments sold ..................................................             --      1,747,859        459,723
   Fund shares sold ..................................................          3,530         46,356             --
   Dividends and interest ............................................         90,544        103,491         34,778
   Dividend reclaims .................................................             --             --         81,519
                                                                         ------------   ------------   ------------
   Total Assets ......................................................     48,169,138    185,333,076     25,228,036
                                                                         ------------   ------------   ------------
LIABILITIES:
Foreign currency at value (cost -, -, $252,578, -, -) ................             --             --        250,998
Payables:
   Due to custodian ..................................................             --      1,065,001        828,972
   Investments purchased .............................................             --        731,225         21,045
   Fund shares repurchased ...........................................          6,964        147,880         30,260
   Advisory fees (Note 3) ............................................         27,104        129,651         19,862
   Administration fees (Note 4) ......................................          5,466         20,900          5,000
   Audit fees ........................................................         22,970         57,125         18,935
   Legal fees ........................................................          1,661         26,267          1,621
   Transfer Agent fees (Note 4) ......................................            493          7,560          1,490
   Trustees fees (Note 5) ............................................          2,898         11,268          1,636
   Distribution fees (Note 4) ........................................          2,096             --             --
Accrued expenses and other payables ..................................          2,093         32,299         17,291
                                                                         ------------   ------------   ------------
   Total Liabilities .................................................         71,745      2,229,176      1,197,110
                                                                         ------------   ------------   ------------
NET ASSETS ...........................................................   $ 48,097,393   $183,103,900   $ 24,030,926
                                                                         ============   ============   ============
NET ASSETS CONSIST OF:
Par value ............................................................   $      7,896   $     28,018   $      3,648
Paid-in capital in excess of par value ...............................     61,287,808    180,223,827     41,461,810
Accumulated undistributed (distribution in excess of)
   net investment income .............................................         50,138             --      1,266,543
Accumulated net realized (loss) on investments sold
   and foreign currency transactions .................................     (1,860,350)      (498,595)    (1,195,711)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
   currency ..........................................................    (11,388,099)     3,350,650    (17,505,364)
                                                                         ------------   ------------   ------------
TOTAL NET ASSETS .....................................................   $ 48,097,393   $183,103,900   $ 24,030,926
                                                                         ============   ============   ============
DISTRIBUTOR CLASS:
   Net Assets ........................................................   $ 10,160,811   $         --   $         --
   Shares of beneficial interest outstanding (unlimited
      authorization) .................................................      1,690,136             --             --
                                                                         ============   ============   ============
      Net asset value, offering and redemption price per share
         (Net Assets/Shares Outstanding) .............................   $       6.01   $         --   $         --
                                                                         ============   ============   ============
INSTITUTIONAL CLASS:
   Net Assets ........................................................   $ 37,936,582   $183,103,900   $ 24,030,926
   Shares of beneficial interest outstanding (unlimited
      authorization) .................................................      6,205,460     28,017,975      3,648,437
                                                                         ============   ============   ============
      Net asset value, offering and redemption price per share
         (Net Assets/Shares Outstanding) .............................   $       6.11   $       6.54   $       6.59
                                                                         ============   ============   ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    EQUITY
INTERNATIONAL       INCOME
     FUND            FUND
-------------   -------------
 $ 78,188,425   $ 202,996,857
  (27,469,926)    (31,402,990)
 ------------   -------------
   50,718,499     171,593,867
 ------------   -------------
      746,222              --

    5,143,020              --
           --              --
      353,175         337,061
      105,711              --
 ------------   -------------
   57,066,627     171,930,928
 ------------   -------------

           --              --

    6,468,001              --
      511,192              --
      791,463         483,554
       53,932         119,111
       11,700          18,958
       26,741          51,728
        5,349          23,816
        2,492           3,506
        3,540          10,283
           --              --
       41,754          20,266
 ------------   -------------
    7,916,164         731,222
 ------------   -------------
 $ 49,150,463   $ 171,199,706
 ============   =============

 $      7,002   $      24,174
   77,190,428     207,230,699

    2,780,207       1,865,752

   (3,338,160)     (6,517,929)


  (27,489,014)    (31,402,990)
 ------------   -------------
 $ 49,150,463   $ 171,199,706
 ============   =============

 $         --   $          --

           --              --
 ============   =============

 $         --   $          --
 ============   =============

 $ 49,150,463   $ 171,199,706

    7,002,056      24,174,458
 ============   =============

 $       7.02   $        7.08
 ============   =============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2008

                                                                                    MID-CAP        MULTI-CAP
                                                                     GROWTH         GROWTH       GLOBAL VALUE
                                                                      FUND           FUND            FUND
                                                                  ------------   -------------   ------------
INVESTMENT INCOME:
   Dividends, inclusive of reclaims ...........................   $    921,209   $   2,130,934   $  2,091,089
   Less: foreign taxes withheld ...............................        (12,617)             --       (120,113)
                                                                  ------------   -------------   ------------
   Total investment income ....................................        908,592       2,130,934      1,970,976
                                                                  ------------   -------------   ------------
EXPENSES:
   Advisory fees (Note 3) .....................................        620,095       2,915,043        522,622
   Administration fees (Note 4) ...............................         39,153         158,259         42,244
   Distribution fees (Note 4) .................................         39,336              --             --
   Custody fees ...............................................         15,820          33,615         72,684
   Transfer agent fees (Note 4) ...............................         40,553          57,995         17,719
   Registration and filing fees................................         32,244          31,449         22,741
   Professional fees ..........................................         60,761         223,157         42,405
   Printing fees ..............................................         13,721          39,881          4,651
   Trustees fees (Note 5) .....................................         15,472          70,740         11,318
   Miscellaneous fees .........................................          7,186          35,568            500
                                                                  ------------   -------------   ------------
   Total expenses .............................................        884,341       3,565,707        736,884
   Less expenses reimbursed ...................................        (42,520)             --             --
                                                                  ------------   -------------   ------------
   Net expenses ...............................................        841,821       3,565,707        736,884
                                                                  ------------   -------------   ------------
NET INVESTMENT INCOME (LOSS) ..................................         66,771      (1,434,773)     1,234,092
                                                                  ------------   -------------   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized gain (loss) on investment transactions ........     (1,168,967)      5,576,362       (666,173)
   Net realized gain (loss) on foreign currency transactions ..             --              --         32,493
   Net change in unrealized depreciation on investments(a) ....    (30,256,894)   (170,708,726)   (30,295,975)
   Net change in unrealized appreciation (depreciation) on
      translation of assets and liabilities denominated in
      foreign  currency .......................................             --              --        (17,259)
                                                                  ------------   -------------   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...............    (31,425,861)   (165,132,364)   (30,946,914)
                                                                  ------------   -------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........   $(31,359,090)  $(166,567,137)  $(29,712,822)
                                                                  ============   =============   ============

----------
(a) Change in unrealized depreciation on securities for the International Fund reflects decreases from deferred foreign capital gains tax of $8,428 on unrealized appreciation on certain securities.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   EQUITY
INTERNATIONAL      INCOME
    FUND            FUND
-------------   ------------

$   5,953,619   $  4,907,551
     (532,443)            --
-------------   ------------
    5,421,176      4,907,551
-------------   ------------

    1,730,716      2,103,183
      103,908        120,153
           --             --
      199,999         15,594
       29,897         42,545
       23,227         20,074
       87,852        164,986
       11,038         25,736
       29,536         53,474
        5,900         16,552
-------------   ------------
    2,222,073      2,562,297
           --             --
-------------   ------------
    2,222,073      2,562,297
-------------   ------------
    3,199,103      2,345,254
-------------   ------------

   (3,191,967)    (4,622,876)
     (409,617)            --
  (72,917,654)   (89,608,123)


      (54,379)            --
-------------   ------------
  (76,573,617)   (94,230,999)
-------------   ------------
$ (73,374,514)  $(91,885,745)
=============   ============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                         GROWTH FUND                MID-CAP GROWTH FUND
                                                 ---------------------------   -----------------------------
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                     2008           2007            2008            2007
                                                 ------------   ------------   -------------   -------------
INVESTMENT ACTIVITIES:
Operations:
   Net investment income (loss) ..............   $     66,771   $    188,798   $  (1,434,773)  $      21,667
   Net realized gain (loss) on investments
      and foreign currency transactions ......     (1,168,967)    23,666,425       5,576,362      81,458,089
Net change in unrealized appreciation
   (depreciation) on investments and
   translation of assets and liabilities
   denominated in foreign currency ...........    (30,256,894)    11,481,927    (170,708,726)    154,117,928
                                                 ------------   ------------   -------------   -------------
Net increase (decrease) in net assets
   resulting from operations .................    (31,359,090)    35,337,150    (166,567,137)    235,597,684
                                                 ------------   ------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Distributor Class ......................         (1,225)            --              --              --
      Institutional Class ....................       (204,229)            --         (21,809)             --
   From realized gains on investments:
      Distributor Class ......................     (5,543,717)      (251,802)             --              --
      Institutional Class ....................    (18,628,414)      (804,105)    (81,152,805)             --
                                                 ------------   ------------   -------------   -------------
Total Distributions ..........................    (24,377,585)    (1,055,907)    (81,174,614)             --
                                                 ------------   ------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued:
      Distributor Class ......................        672,641        949,343              --              --
      Institutional Class ....................     12,240,853      6,894,282      25,029,590      29,820,080
   Dividends reinvested:
      Distributor Class ......................      5,504,374        249,955              --              --
      Institutional Class ....................     18,452,783        803,749      79,525,682              --
   Cost of shares redeemed:
      Distributor Class ......................     (3,159,879)   (12,354,827)             --              --
      Institutional Class ....................    (23,332,459)   (38,595,933)   (126,529,616)   (145,749,064)
   Subscription in-kind (Note 1)
      Institutional Class ....................             --     50,493,463              --     225,189,751
                                                 ------------   ------------   -------------   -------------
Change in net assets from capital share
   transactions ..............................     10,378,313      8,440,032     (21,974,344)    109,260,767
                                                 ------------   ------------   -------------   -------------
Net change in net assets .....................    (45,358,362)    42,721,275    (269,716,095)    344,858,451
NET ASSETS:
   Beginning of Period .......................     93,455,755     50,734,480     452,819,995     107,961,544
                                                 ------------   ------------   -------------   -------------
   End of Period (including line A) ..........   $ 48,097,393   $ 93,455,755   $ 183,103,900   $ 452,819,995
                                                 ============   ============   =============   =============
(A) Undistributed (distributions in excess of)
   net investment income .....................   $     50,138   $    188,798   $          --   $      21,667
                                                 ============   ============   =============   =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Distributor Class:
      Issued .................................         76,923         73,400              --              --
      Reinvested .............................        553,760         20,174              --              --
      Redeemed ...............................       (365,593)      (970,629)             --              --
   Institutional Class:
      Issued .................................      1,354,842        530,657       2,461,244       2,153,306
      Reinvested .............................      1,830,633         64,197       6,638,204              --
      Redeemed ...............................     (2,309,270)    (3,013,635)    (12,727,313)    (10,977,371)
      Subscription in-kind (Note 1) ..........             --      5,925,357              --      31,928,448
                                                 ------------   ------------   -------------   -------------
Net increase (decrease) in share
   transactions ..............................      1,141,295      2,629,521      (3,627,865)     23,104,383
                                                 ============   ============   =============   =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 MULTI-CAP GLOBAL VALUE FUND         INTERNATIONAL FUND               EQUITY INCOME FUND
-----------------------------   -----------------------------   -----------------------------
  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
     2008            2007            2008            2007            2008            2007
-------------   -------------   -------------   -------------   -------------   -------------


$   1,234,092   $     953,280   $   3,199,103   $   2,689,121   $   2,345,254   $   3,022,997

     (633,680)     13,414,923      (3,601,584)     34,374,886      (4,622,876)     24,025,945



  (30,313,234)      7,508,693     (72,972,033)    (12,007,021)    (89,608,123)     54,005,504
-------------   -------------   -------------   -------------   -------------   -------------

  (29,712,822)     21,876,896     (73,374,514)     25,056,986     (91,885,745)     81,054,446
-------------   -------------   -------------   -------------   -------------   -------------


           --              --              --              --              --              --
     (897,825)         (5,457)     (2,519,040)       (136,127)     (3,214,010)       (383,416)

           --              --              --              --              --              --
  (13,435,719)       (209,543)    (34,585,584)       (551,923)    (25,450,721)             --
-------------   -------------   -------------   -------------   -------------   -------------
  (14,333,544)       (215,000)    (37,104,624)       (688,050)    (28,664,731)       (383,416)
-------------   -------------   -------------   -------------   -------------   -------------


           --              --              --              --              --              --
    2,193,437      40,338,124      11,850,012      26,905,540      34,201,293      44,721,543

           --              --              --              --              --              --
   13,160,565         208,357      33,233,990         542,531      25,980,788          52,463

           --              --              --              --              --              --
  (52,779,060)    (20,702,009)   (101,558,387)    (31,962,610)    (53,277,731)    (63,490,972)

           --      33,237,431              --              --              --     173,691,180
-------------   -------------   -------------   -------------   -------------   -------------

  (37,425,058)     53,081,903     (56,474,385)     (4,514,539)      6,904,350     154,974,214
-------------   -------------   -------------   -------------   -------------   -------------
  (81,471,424)     74,743,799    (166,953,523)     19,854,397    (113,646,126)    235,645,244

  105,502,350      30,758,551     216,103,986     196,249,589     284,845,832      49,200,588
-------------   -------------   -------------   -------------   -------------   -------------
$  24,030,926   $ 105,502,350   $  49,150,463   $ 216,103,986   $ 171,199,706   $ 284,845,832
=============   =============   =============   =============   =============   =============
$   1,266,543   $     897,757   $   2,780,207   $   2,509,747   $   1,865,752   $   2,734,447
=============   =============   =============   =============   =============   =============



           --              --              --              --              --              --
           --              --              --              --              --              --
           --              --              --              --              --              --

      184,996       2,839,659       1,033,863       1,805,627       3,519,049       3,806,138
    1,086,750          15,705       2,618,912          37,917       2,412,329           4,676
   (4,941,639)     (1,443,733)    (10,518,811)     (2,116,398)     (5,707,107)     (5,499,327)
           --       3,518,127              --              --              --      21,167,852
-------------   -------------   -------------   -------------   -------------   -------------

   (3,669,893)      4,929,758      (6,866,036)       (272,854)        224,271      19,479,339
=============   =============   =============   =============   =============   =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS

                                                                    GROWTH FUND - DISTRIBUTOR CLASS
                                                          --------------------------------------------------
                                                                       YEARS ENDED NOVEMBER 30,
                                                          --------------------------------------------------
                                                            2008       2007        2006      2005      2004
                                                          -------    -------     -------   -------   -------
NET ASSET VALUE,
Beginning of Period ...................................   $ 13.69    $ 12.24     $ 15.15   $ 15.50   $ 15.63
                                                          -------    -------     -------   -------   -------
Income (loss) from Investment Operations:
   Net investment income (loss) .......................     (0.01)        --(a)    (0.02)    (0.05)    (0.05)
   Net realized and unrealized gain (loss)
      on investment transactions ......................     (3.73)      1.56        0.49      1.11     (0.08)
                                                          -------    -------     -------   -------   -------
   Total income (loss) from investment operations......     (3.74)      1.56        0.47      1.06     (0.13)
                                                          -------    -------     -------   -------   -------
Less Distributions from:
   Net investment income ..............................        --(a)      --          --        --        --
   Realized gains .....................................     (3.94)     (0.11)      (3.38)    (1.41)       --
                                                          -------    -------     -------   -------   -------
   Total Distributions ................................     (3.94)     (0.11)      (3.38)    (1.41)       --
                                                          -------    -------     -------   -------   -------
Net change in net asset value per share ...............     (7.68)      1.45       (2.91)    (0.35)    (0.13)
                                                          -------    -------     -------   -------   -------
NET ASSET VALUE,
   End of Period ......................................   $  6.01    $ 13.69     $ 12.24   $ 15.15   $ 15.50
                                                          =======    =======     =======   =======   =======
Total Return(b) .......................................    (38.67)%    12.80%       3.67%     7.19%    (0.83)%
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands) ........   $10,161    $19,515     $28,182   $50,744   $80,277
Ratios to average net assets:
   Expenses before waivers/recoupment .................      1.41%      1.34%       1.61%     1.50%     1.51%
   Expenses after waivers/recoupment ..................      1.35%      1.35%       1.35%     1.35%     1.39%
   Net investment loss (after waivers/recoupment) .....     (0.10)%    (0.01)%     (0.15)%   (0.27)%   (0.22)%
Portfolio Turnover Rate ...............................        42%        92%(c)      38%       36%       41%

----------
(a)  Represents less than $0.005 per share.

(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(c)  Portfolio turnover rate excludes the effect of the subscription in-kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS

                                                                   GROWTH FUND - INSTITUTIONAL CLASS
                                                          --------------------------------------------------
                                                                       YEARS ENDED NOVEMBER 30,
                                                          --------------------------------------------------
                                                            2008      2007        2006      2005       2004
                                                          -------   -------     -------   -------    -------
NET ASSET VALUE,
Beginning of Period ...................................   $ 13.87   $ 12.37     $ 15.24   $ 15.55    $ 15.63
                                                          -------   -------     -------   -------    -------
Income (loss) from Investment
   Operations:
   Net investment income (loss) .......................      0.02      0.04        0.02        --(a)      --(a)
   Net realized and unrealized gain (loss) on
      investment transactions .........................     (3.80)     1.57        0.49      1.10      (0.08)
                                                          -------   -------     -------   -------    -------
   Total income (loss) from investment operations .....     (3.78)     1.61        0.51      1.10      (0.08)
                                                          -------   -------     -------   -------    -------
Less Distributions from:
   Net investment income ..............................     (0.04)       --          --        --         --
   Realized gains .....................................     (3.94)    (0.11)      (3.38)    (1.41)        --
                                                          -------   -------     -------   -------    -------
   Total Distributions ................................     (3.98)    (0.11)      (3.38)    (1.41)        --
                                                          -------   -------     -------   -------    -------
Net change in net asset value per share ...............     (7.76)     1.50       (2.87)    (0.31)     (0.08)
                                                          -------   -------     -------   -------    -------
NET ASSET VALUE,
   End of Period ......................................   $  6.11   $ 13.87     $ 12.37   $ 15.24    $ 15.55
                                                          =======   =======     =======   =======    =======
Total Return(b) .......................................    (38.51)%   13.07%       3.94%     7.45%     (0.51)%
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands) ........   $37,937   $73,941     $22,552   $24,881    $40,785
Ratios to average net assets:
   Expenses before waivers/recoupment .................      1.16%     1.09%       1.36%     1.25%      1.26%
   Expenses after waivers/recoupment ..................      1.10%     1.10%       1.10%     1.10%      1.14%
   Net investment income (loss)
      (after waivers/recoupment) ......................      0.15%     0.24%       0.10%    (0.02)%     0.03%
Portfolio Turnover Rate ...............................        42%       92%(c)      38%       36%        41%

----------
(a)  Represents less than $0.005 per share.

(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(c)  Portfolio turnover rate excludes the effect of the subscription in-kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS

                                                                   MID-CAP GROWTH FUND - INSTITUTIONAL CLASS
                                                          -----------------------------------------------------------
                                                                       YEARS ENDED NOVEMBER 30,          PERIOD ENDED
                                                          --------------------------------------------    NOVEMBER 30
                                                            2008        2007         2006       2005        2004(a)
                                                          --------    --------     --------   --------   ------------
NET ASSET VALUE,
Beginning of Period ...................................   $  14.31    $  12.64     $  11.69   $  10.65    $ 10.00
                                                          --------    --------     --------   --------    -------
Income from Investment Operations:
   Net investment income (loss) .......................      (0.05)         --(b)     (0.05)     (0.05)     (0.05)
   Net realized and unrealized gain (loss) on
      investment transactions .........................      (5.12)       1.67         1.00       1.09       0.70
                                                          --------    --------     --------   --------    -------
   Total income (loss) from investment operations......      (5.17)       1.67         0.95       1.04       0.65
                                                          --------    --------     --------   --------    -------
Less Distributions from:
   Net investment income ..............................         --(b)       --           --         --         --
   Realized gains .....................................      (2.60)         --           --         --         --
                                                          --------    --------     --------   --------    -------
   Total Distributions ................................      (2.60)         --           --         --         --
                                                          --------    --------     --------   --------    -------
   Net change in net asset value per share ............      (7.77)       1.67         0.95       1.04       0.65
                                                          --------    --------     --------   --------    -------
NET ASSET VALUE,
   End of Period ......................................   $   6.54    $  14.31     $  12.64   $  11.69    $ 10.65
                                                          ========    ========     ========   ========    =======
Total Return(c) .......................................     (44.36)%     13.21%        8.13%      9.77%      6.50%(d)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands) ........   $183,104    $452,820     $107,962   $100,385    $46,358
Ratios to average net assets:
   Expenses before waivers ............................       1.04%       0.99%        1.24%      1.23%      1.30%
   Expenses after waivers .............................       1.04%       0.99%        1.21%      1.23%      1.30%
   Net investment income (loss) (after waivers) .......      (0.42)%      0.00%(e)    (0.42)%    (0.67)%    (0.81)%
Portfolio Turnover Rate ...............................         47%         44%(f)       30%        25%        18%(d)

----------
(a) Atlantic Whitehall Mid-Cap Growth Fund, Institutional Class commenced investment operations on March 1, 2004.

(b)  Represents less than $0.005 per share.

(c) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(d)  Not Annualized.

(e)  Represents less than 0.005% per share.

(f)  Portfolio turnover rate excludes the effect of the subscription in-kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS

                                                              MULTI-CAP GLOBAL VALUE FUND - INSTITUTIONAL CLASS
                                                           -------------------------------------------------------
                                                                       YEARS ENDED NOVEMBER 30,       PERIOD ENDED
                                                           ----------------------------------------    NOVEMBER 30
                                                             2008      2007         2006      2005       2004(a)
                                                           -------   --------     -------   -------   ------------
NET ASSET VALUE,
Beginning of Period ....................................   $ 14.42   $  12.88     $ 11.27   $ 10.40     $ 10.00
                                                           -------   --------     -------   -------     -------
Income from Investment Operations:
   Net investment income ...............................      0.34       0.13        0.05      0.05        0.04
   Net realized and unrealized gain (loss) on investment
      and foreign currency transactions ................     (6.11)      1.45        2.92      0.87        0.36
                                                           -------   --------     -------   -------     -------
   Total income (loss) from
      investment operations ............................     (5.77)      1.58        2.97      0.92        0.40
                                                           -------   --------     -------   -------     -------
Less Distributions from:
   Net investment income ...............................     (0.13)        --(b)    (0.08)    (0.04)         --
   Realized gains ......................................     (1.93)     (0.04)      (1.28)    (0.01)         --
                                                           -------   --------     -------   -------     -------
   Total Distributions .................................     (2.06)     (0.04)      (1.36)    (0.05)         --
                                                           -------   --------     -------   -------     -------
   Net change in net asset value per share .............     (7.83)      1.54        1.61      0.87        0.40
                                                           -------   --------     -------   -------     -------
NET ASSET VALUE,
   End of Period .......................................   $  6.59   $  14.42     $ 12.88   $ 11.27     $ 10.40
                                                           =======   ========     =======   =======     =======
Total Return(c) ........................................    (46.62)%    12.26%      27.78%     8.91%       4.00%(d)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands) .........   $24,031   $105,502     $30,759   $18,919     $18,548
Ratios to average net assets:
   Expenses before waivers/recoupment ..................      1.27%      1.14%       1.67%     1.64%       1.54%
   Expenses after waivers/recoupment ...................      1.27%      1.22%       1.30%     1.30%       1.30%
   Net investment income (after waivers/recoupment) ....      2.13%      0.95%       0.45%     0.39%       0.49%
Portfolio Turnover Rate ................................        42%        74%(e)      59%       59%         76%(d)

----------
(a) Atlantic Whitehall Multi-Cap Global Value Fund, Institutional Class commenced investment operations on March 1, 2004.

(b)  Represents less than $0.005 per share.

(c) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(d)  Not Annualized.

(e)  Portfolio turnover rate excludes the effect of the subscription in-kind.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS

                                                                INTERNATIONAL FUND  - INSTITUTIONAL CLASS
                                                           ---------------------------------------------------
                                                                        YEARS ENDED NOVEMBER 30,
                                                           ---------------------------------------------------
                                                             2008      2007       2006       2005       2004
                                                           -------   --------   --------   --------   --------
NET ASSET VALUE,
Beginning of Period ....................................   $ 15.58   $  13.88   $  13.65   $  13.01   $  10.55
                                                           -------   --------   --------   --------   --------
Income from Investment Operations:
   Net investment income ...............................      0.46       0.19       0.24       0.17       0.11
   Net realized and unrealized gain (loss) on investment
      and foreign currency transactions ................     (6.34)      1.56       3.12       1.09       2.40
                                                           -------   --------   --------   --------   --------
   Total income (loss) from
      investment operations ............................     (5.88)      1.75       3.36       1.26       2.51
                                                           -------   --------   --------   --------   --------
Less Distributions from:
   Net investment income ...............................     (0.18)     (0.01)     (0.38)     (0.10)        --
   Realized gains ......................................     (2.50)     (0.04)     (2.75)     (0.52)     (0.05)
                                                           -------   --------   --------   --------   --------
   Total Distributions .................................     (2.68)     (0.05)     (3.13)     (0.62)     (0.05)
                                                           -------   --------   --------   --------   --------
   Net change in net asset value per share .............     (8.56)      1.70       0.23       0.64       2.46
                                                           -------   --------   --------   --------   --------
NET ASSET VALUE,
   End of Period .......................................   $  7.02   $  15.58   $  13.88   $  13.65   $  13.01
                                                           =======   ========   ========   ========   ========
Total Return(a) ........................................    (45.35)%    12.63%     27.06%      9.96%     23.88%
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands) .........   $49,150   $216,104   $196,250   $181,892   $187,470
Ratios to average net assets:
   Expenses before waivers/recoupment ..................      1.48%      1.38%      1.54%      1.53%      1.60%
   Expenses after waivers/recoupment ...................      1.48%      1.40%      1.50%      1.53%      1.60%
   Net investment income (after waivers/recoupment) ....      2.13%      1.26%      1.70%      1.16%      0.94%
Portfolio Turnover Rate ................................        38%        34%        17%        34%        37%

----------
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS

                                                                             EQUITY INCOME FUND -
                                                                              INSTITUTIONAL CLASS
                                                                        -------------------------------
                                                                           YEARS ENDED NOVEMBER 30,
                                                                        -------------------------------
                                                                          2008        2007      2006(a)
                                                                        --------    --------    -------
NET ASSET VALUE,
Beginning of Period .................................................   $  11.89    $  11.00    $ 10.00
                                                                        --------    --------    -------
Income from Investment Operations:
   Net investment income ............................................       0.10        0.11       0.08
   Net realized and unrealized gain (loss) on investment
      transactions ..................................................      (3.71)       0.80       0.99
                                                                        --------    --------    -------
   Total gain (loss) from investment operations .....................      (3.61)       0.91       1.07
                                                                        --------    --------    -------
Less Distributions from:
   Net investment income ............................................      (0.13)      (0.02)     (0.07)
   Realized gains ...................................................      (1.07)         --         --
                                                                        --------    --------    -------
   Total Distributions ..............................................      (1.20)      (0.02)     (0.07)
                                                                        --------    --------    -------
Net change in net asset value per share .............................      (4.81)       0.89       1.00
                                                                        --------    --------    -------
NET ASSET VALUE,
   End of Period ....................................................   $   7.08    $  11.89    $ 11.00
                                                                        ========    ========    =======
Total Return(b) .....................................................     (33.81)%      8.14%     10.87%
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands) ......................   $171,200    $284,846    $49,201
Ratios to average net assets:
   Expenses before waivers/recoupment ...............................       1.04%       1.01%      1.64%
   Expenses after waivers/recoupment ................................       1.04%       1.05%      1.10%
   Net investment income (after waivers and recoupment) .............       0.95%       1.08%      1.32%
Portfolio Turnover Rate .............................................         45%         95%(c)     43%

----------
(a) Atlantic Whitehall Equity Income Fund, Institutional Class commenced investment operations on December 1, 2005.

(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not affect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(c)  Portfolio turnover rate excludes the effect of the subscription in-kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2008

NOTE 1 -- ORGANIZATION. Atlantic Whitehall Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The Trust consists of five separate investment portfolios: Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund (individually, a "Fund," and collectively, the "Funds"). Growth Fund is authorized to issue two classes of shares (Distributor Class and Institutional Class) and Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund are each authorized to issue one class of shares (Institutional Class). Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions. These financial statements include the Trust's active portfolios: Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund.

At meetings on May 3, 2006 and July 26, 2006, the Board of Trustees of the Trust considered and approved certain tax-free exchanges (the "Reorganizations") that had the effect of transferring the net assets of various common trust funds ("CTFs") for which Atlantic Trust Company, N.A. serves as trustee and adviser into the Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund and Equity Income Fund. The Reorganizations occurred on December 1, 2006. A list of each of the CTFs and the Funds into which the CTF assets were transferred is set forth below.

                                                                                       PURCHASE       SHARES
CTF FUND                                              ATLANTIC WHITEHALL FUND           AMOUNT        ISSUED
--------                                       -----------------------------------   ------------   ----------
Atlantic Trust Large-Cap Fund                  Atlantic Whitehall Growth Fund,
                                               Institutional Class                   $ 70,066,095    5,691,803
Atlantic Trust Retirement Growth Fund          Atlantic Whitehall Growth Fund,
                                               Institutional Class                      2,875,047      233,554
Atlantic Trust Mid-Cap Growth Fund             Atlantic Whitehall Mid-Cap Growth
                                               Fund, Institutional Class              390,628,674   31,076,267
Atlantic Trust Retirement Mid-Cap              Atlantic Whitehall Mid-Cap Growth
   Growth Fund                                 Fund, Institutional Class               10,711,909      852,181
Atlantic Trust Multi-Cap Global Value Fund     Atlantic Whitehall Multi-Cap Global
                                               Value Fund, Institutional Class         38,129,931    2,962,699
Atlantic Trust Retirement Multi-Cap            Atlantic Whitehall Multi-Cap Global
   Global Value Fund                           Value Fund, Institutional Class          7,148,361      555,428
Atlantic Trust Equity Income Fund              Atlantic Whitehall Equity Income
                                               Fund, Institutional Class              225,322,530   20,502,505
Atlantic Trust Retirement Equity Income Fund   Atlantic Whitehall Equity Income
                                               Fund, Institutional Class                7,312,161      665,347

The Reorganizations resulted in a subscription in-kind for each of the Funds listed above, which was comprised of the following:

                                                                  TOTAL          UNREALIZED
                                    COST OF                  SUBSCRIPTION-IN    APPRECIATION
FUND                              SECURITIES       CASH            KIND        (DEPRECIATION)
----                             ------------   ----------   ---------------   --------------
Growth Fund ..................   $ 48,792,787   $1,700,676     $ 50,493,463     $ 22,447,678
Mid-Cap Growth Fund ..........    220,074,681    5,115,070      225,189,751      176,150,832
Multi-Cap Global Value Fund ..     30,839,482    2,397,949       33,237,431       12,040,861
Equity Income Fund ...........    166,947,275    6,743,905      173,691,180       58,943,510

Expenses related to the Reorganizations were funded by both Stein Roe Investment Counsel, Inc. (the "Adviser") and the Funds affected by the Reorganizations (allocated on an asset-weighted basis). To the extent a Fund's existing expense cap precluded the Fund from bearing some of the costs, the Adviser paid the Fund's allocated portion. Expenses related to the Reorganizations totaling $150,416 were accrued during the 2006 fiscal year and paid in the 2007 fiscal year.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Funds in the preparation of the financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (A) PORTFOLIO VALUATIONS: Securities are valued using market quotations. Securities listed on an exchange are valued on the basis of the last sale price or NASDAQ official closing price ("NOCP"), when appropriate. If the last sale price or NOCP is not reported, the current bid price is used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by or under the general supervision of the Board of Trustees. A Fund will use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not "readily available." The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event that materially affects the value of the security occurs after the closing price or the latest bid price is obtained from an exchange that closes before a Fund calculates its net asset value. The Funds use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2008 (CONTINUED)

     markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. To determine the appropriate valuation method, the following factors that may be considered include the following: (a) the fundamental analytical data relating to the investment; (b) the nature and duration of restrictions on disposition of the securities; (c) the evaluation of the forces which influence the market in which the securities are purchased; and (d) any other relevant factors. With respect to fair value of securities traded on foreign markets, the following factors may also be relevant: (a) value of foreign securities traded on foreign markets; (b) American Depository Receipts ("ADR") trading; (c) closed-end fund trading; (d) foreign currency exchange activity; and (e) trading of financial products that are tied to baskets of foreign securities. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is what ultimately might be realized in a disposition of the security. Investments in money market funds are valued at their net asset value as reported by the underlying fund.

     The Multi-Cap Global Value Fund and International Fund may review U.S. market moves after the close of foreign markets to assist with the decision whether to substitute fair values for foreign security market prices. When fair values are substituted for foreign security market prices, fair values are obtained from an independent service provider that applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security reviewed as part of this process.

     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars.

     To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges. However, when an event occurs after a foreign security is valued that is likely to change that security's value, the fair value of that security will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day.

     In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), which is effective for financial statements issued for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The Funds have adopted FAS 157 as of December 1, 2007. This standard prioritizes, within the measurement of fair value, the use of market-based information over entity specific information and establishes a three level hierachy based on the transparency of inputs. The three levels of the fair value hierarchy under FAS 157 are described below:

          -    Level 1 - quoted prices in active markets for identical
                         securities

          -    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

          -    Level 3 - significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds' net assets as of November 30, 2008 is included with each Fund's Schedule of Investments. The categorization is based on the lowest level input that is significant to the fair value measurement of the investments.

     (B) REPURCHASE AGREEMENTS: The Funds may invest in securities subject to repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Board of Trustees, presents a minimum risk of bankruptcy. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including the interest. If the seller should default on its obligation to repurchase the security, a Fund may experience a decrease in value from the security, problems in exercising its rights to the underlying security and costs and time delays in connection with the disposition of the security. The Funds had no repurchase agreements outstanding at November 30, 2008.

     (C) SECURITIES TRANSACTIONS AND RELATED INCOME: The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income and dividend reclaims are recognized on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2008 (CONTINUED)

     passed, are recognized as soon as the Fund is informed of the ex-dividend date. Realized gains and losses from security transactions are recorded on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated to the separate classes of shares based upon the relative net assets of each class.

     (D) EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Trust expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In addition, non-class specific expenses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated directly to the appropriate class and primarily relate to distribution fees for the Growth Fund.

     (E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders are recorded on the ex-dividend date. Each Fund may declare and pay dividends from net investment income annually. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Permanent differences between book and tax basis reporting for the 2008 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications, which have no impact on net assets of the Funds, are primarily attributable to the reclassification of foreign currency transactions, net operating losses not utilized during the current period, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for federal income tax purposes.

                            NET INCREASE (DECREASE)

                                    ACCUMULATED       ACCUMULATED
                                 UNDISTRIBUTED NET   NET REALIZED
FUND                             INVESTMENT INCOME    GAIN/(LOSS)   PAID IN CAPITAL
----                             -----------------   ------------   ---------------
Growth Fund ..................      $       23       $       (23)      $       --
Mid-Cap Growth Fund ..........       1,434,915        (5,998,530)       4,563,615
Multi-Cap Global Value Fund ..          32,519          (479,743)         447,224
International Fund ...........        (409,603)          409,603               --
Equity Income Fund ...........              61               (61)              --

     The tax character of distributions paid during fiscal 2008 and 2007 were as follows:

                                  DISTRIBUTIONS PAID IN 2008   DISTRIBUTIONS PAID IN 2007
                                 ---------------------------   --------------------------
                                   ORDINARY      LONG-TERM      ORDINARY     LONG-TERM
FUND                               INCOME*     CAPITAL GAINS     INCOME*   CAPITAL GAINS
----                             -----------   -------------    --------   -------------
Growth Fund ..................    $  645,852    $23,731,733     $     --     $1,055,907
Mid-Cap Growth Fund ..........            --     81,174,614           --             --
Multi-Cap Global Value Fund ..     3,053,024     11,280,520      209,781          5,219
International Fund ...........     3,403,917     33,700,707      136,127        551,923
Equity Income Fund ...........     3,467,240     25,197,491      383,416             --

     As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

                                  ACCUMULATED   UNDISTRIBUTED                      UNREALIZED
                                  CAPITAL AND      ORDINARY      UNDISTRIBUTED    APPRECIATION/
FUND                             OTHER LOSSES      INCOME*      LONG-TERM GAIN   (DEPRECIATION)
----                             ------------   -------------   --------------   --------------
Growth Fund ..................   $(1,734,581)     $   50,138         $ --         $(11,513,868)
Mid-Cap Growth Fund ..........            --              --           --            2,852,055
Multi-Cap Global Value Fund ..            --       1,266,543           --          (18,701,075)
International Fund ...........      (304,393)      2,780,207           --          (30,522,781)
Equity Income Fund ...........    (6,357,763)      1,865,752           --          (31,563,156)

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

     Book/tax differences are primarily attributable to wash sales.

     (F) FEDERAL INCOME TAXES: It is the Funds' policy to continue to comply with the applicable requirements of Subchapter M of the Internal Revenue Code and to distribute in a timely manner all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2008 (CONTINUED)

     Each Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("the Interpretation"), on the first day of the Funds' fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the Funds' financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is each Fund's policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the net asset value of the Funds at the end of the year. As of November 30, 2008, the Funds did not have a liability for any uncertain tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Funds did not incur any interest or penalties.

     (G) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using a current 4:00 PM Eastern Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

     (H) FORWARD FOREIGN CURRENCY TRANSACTIONS: Forward foreign exchange contracts are used to hedge against foreign exchange risk arising from a Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds had no forward foreign currency transactions outstanding as of November 30, 2008.

     (I) FOREIGN SECURITIES: Investing in the securities of issuers in any foreign country, including ADRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include, but are not limited to, currency exchange rate volatility; political, social or economic instability; and differences in taxation (including potentially confiscatory levels of taxation), auditing and other financial practices. Emerging market securities typically present even greater exposure to these same risks. Stock markets in emerging market countries also tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability.

     (J) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

     (K) RECENTLY ISSUED ACCOUNTING STANDARDS: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of FAS 161. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

NOTE 3 -- ADVISORY FEES. The Adviser, an affiliate of INVESCO Ltd. (formerly AMVESCAP PLC) ("INVESCO"), provides investment advisory services to the Funds.

As compensation for its advisory services for the Funds, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of 0.85% for Growth Fund, Mid-Cap Growth Fund and Equity Income Fund, 0.90% for Multi-Cap Global Value Fund and 1.15% for International Fund. The Adviser contractually agreed to waive its advisory fee and/or reimburse expenses through March 31, 2009 to the extent necessary to maintain net expenses for each class of each Fund, as follows:

                                  CONTRACTUAL EXPENSE LIMITATIONS
                              ---------------------------------------
FUND                          DISTRIBUTOR CLASS   INSTITUTIONAL CLASS
----                          -----------------   -------------------
Growth Fund                          1.35%               1.10%
Mid-Cap Growth Fund                  N/A                 1.30%
Multi-Cap Global Value Fund          N/A                 1.30%
International Fund                   N/A                 1.50%
Equity Income Fund                   N/A                 1.10%

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2008 (CONTINUED)

To the extent that each Funds' expenses fall below the limitations applicable to each Fund, each waiver and reimbursement described above may be recaptured by the Adviser during the fiscal year in which such waiver or reimbursement was made, if such recapture by the Adviser for any of the Funds would not cause total operating expenses of that Fund to exceed the limitation. However, each waiver and reimbursement described above is not subject to recoupment by the Adviser during any subsequent fiscal year.

This resulted in the Adviser waiving $42,520 in advisory fees for the Growth
Fund.

As of November 30, 2008, the Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund were below their contractual expense limitation with their expense ratios at 1.04%, 1.27%, 1.48% and 1.04%, respectively.

The Adviser received advisory fees, net of waiver, of $577,575, $2,915,043, $522,622, $1,730,716 and $2,103,183 for Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund respectively, for the year ended November 30, 2008.

Invesco Trimark Ltd. ("Invesco Trimark") serves as subadviser to Multi-Cap Global Value Fund. INVESCO Global Asset Management (N.A.) ("IGAM") serves as subadviser to International Fund. Invesco Trimark and IGAM are subsidiaries of INVESCO, Inc. The sub advisers provide advisory services, including portfolio management, to these Funds, subject to the review of the Board of Trustees and the overall supervision of the Adviser. Invesco Trimark and IGAM are entitled to receive from the Adviser a fee based on the average daily net assets of the Multi-Cap Global Value and International Funds at the annual rate of 0.35% and 0.45%, respectively.

NOTE 4 -- ADMINISTRATION, TRANSFER AGENT AND DISTRIBUTION FEES. Effective December 1, 2006, the Trust and PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC Inc., have entered into an administration agreement under which PNC provides services for a fee, computed daily and paid monthly, at the annual rate of 0.04% of aggregate average daily net assets of the Funds up to $1 billion; 0.035% of aggregate average daily net assets of the Funds in excess of $1 billion up to $2 billion; and 0.03% of aggregate average daily net assets in excess of $2 billion. To the extent the foregoing fees do not exceed $375,000 in a given year, PNC is entitled to receive a minimum complex-wide fee of $375,000 per annum based on the existing five Funds that comprise the Trust. In addition, PNC also provides certain fund accounting and administration services, fees for which are included in the administration fees on the Statement of Operations. PNC also serves as transfer agent for the Funds pursuant to a Transfer Agency and Services Agreement with the Trust effective March 1, 1998. PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PNC serves as the distributor of the Funds. The Trust has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Distributor Class of the Growth Fund. The Distributor may be paid a fee of up to 0.25% of the average daily net assets of the Distributor Class of the Growth Fund. The Distributor serves as the exclusive distributor of the shares of the Growth Fund pursuant to the Plan.

NOTE 5 -- TRUSTEE COMPENSATION. Effective December 1, 2007, the compensation for the Independent Trustees is as follows: the Trust pays each Independent Trustee a retainer of $15,000 per year, and to the extent the Independent Trustee serves on one or more committees of the Trust, an aggregate committee member retainer of $3,000 per year. In addition, an Independent Trustee receives a fee of $2,000 per meeting attendance at Board or committee meetings. The Chairperson of the Board also receives from the Trust an additional Board member retainer of $4,000 per year and an additional fee of $750 per meeting for attendance at Board meetings. The Chairperson of the Audit Committee receives from the Trust an additional Audit Committee member retainer of $2,000 per year and an additional fee of $750 per meeting for attendance at Audit Committee meetings. The Chairperson of the Nominating and Governance Committee receives from the Trust an additional Nominating and Governance Committee member retainer of $1,000 per year and an additional fee of $750 per meeting for attendance at Nominating and Governance Committee meetings. The Trust also reimburses expenses incurred by each Independent Trustee in attending such meetings. Trustees who are affiliated receive no compensation from the Trust.

NOTE 6 -- SECURITIES TRANSACTIONS. For the year ended November 30, 2008, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments) amounted to the following:

                                        PURCHASES                           SALES
                              -------------------------------   ------------------------------
FUND                          U.S. GOVERNMENT       OTHER       U.S. GOVERNMENT       OTHER
----                          ---------------   -------------   ---------------   ------------
Growth Fund ...............        $ --         $  29,740,198       $ --          $ 44,952,825
Mid-Cap Growth Fund .......          --           159,113,628         --           235,052,004
Multi-Cap Global Value
   Fund ...................          --            24,754,273         --            72,488,046
International Fund ........          --            55,827,882         --           138,888,254
Equity Income Fund ........          --           108,203,020         --           119,925,392

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2008 (CONTINUED)

The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis, as of November 30, 2008 for each Fund is as follows:

                                                                    NET
                                    GROSS          GROSS       APPRECIATION/
FUND                             APPRECIATION   DEPRECIATION   (DEPRECIATION)       COST
----                             ------------   ------------   -------------   ------------
Growth Fund ..................    $ 1,120,326   $(12,634,194)  $(11,513,868)   $ 59,588,932
Mid-Cap Growth Fund ..........     28,544,623    (25,692,568)     2,852,055     180,583,315
Multi-Cap Global Value Fund ..         95,580    (18,782,301)   (18,686,721)     43,338,737
International Fund ...........        438,209    (30,941,902)   (30,503,693)     81,222,192
Equity Income Fund ...........      9,661,888    (41,225,044)   (31,563,156)    203,157,023

NOTE 7 -- CAPITAL SHARES TRANSACTIONS. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Funds are shown in the Statements of Changes in Net Assets.

NOTE 8 -- CAPITAL LOSS CARRYOVERS. As of November 30, 2008, the following Funds had net capital loss carryforwards for federal tax purposes, which will expire in the following year:

FUND                    2016
----                 ----------
Growth Fund          $  478,176
International Fund      304,393
Equity Income Fund    4,373,460

NOTE 9 -- POST OCTOBER LOSSES. Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2008, the following Funds intend to elect to defer net realized capital losses or net realized currency losses incurred from November 1, 2008 through November 30, 2008:

FUND                 CAPITAL LOSSES
----                 --------------
Growth Fund            $1,256,405
Equity Income Fund      1,984,303

NOTE 10 -- SUBSEQUENT EVENT. At the October 29, 2008 Board of Trustees meeting, the Board approved an expense limitation undertaking for the period from April 1, 2009 through March 31, 2010 which included an expense recoupment provision. Waivers and/or reimbursements made by the adviser subject to the undertaking would be subject to recoupment by the adviser within the following three years after such waiver or reimbursement, to the extent that such recoupment by the adviser for any class of shares would not cause total operating expenses of that class to exceed any current limitations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Atlantic Whitehall Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Atlantic Whitehall Funds Trust (comprising, respectively, Atlantic Whitehall Growth Fund, Atlantic Whitehall Mid-Cap Growth Fund, Atlantic Whitehall Multi-Cap Global Value Fund, Atlantic Whitehall International Fund and Atlantic Whitehall Equity Income Fund) (the "Funds"), as of November 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Atlantic Whitehall Funds Trust at November 30, 2008, the results of their operations for the year then ended, the changes in their net assets for the two years then ended, and their financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

                                        (ERNST & YOUNG LLP)


New York, New York
January 23, 2009

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED)

FEDERAL INCOME TAX INFORMATION. During the year ended November 30, 2008, the following Funds declared long-term capital gains distributions:

FUND                             AMOUNT
----                          -----------
Growth Fund                   $23,731,733
Mid-Cap Growth Fund            87,151,335
Multi-Cap Global Value Fund    11,727,743
International Fund             33,700,707
Equity Income Fund             25,197,491

The percentage of the income dividends qualifying for the dividends received deduction available to corporates for the Growth Fund, Multi-Cap Global Value Fund and Equity Income is 100.00%, 19.71% and 100%, respectively.

For the fiscal year ended November 30, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the income earned by the following Funds, the corresponding percentages represent the amount of income which may qualify for the 15% dividend income tax rate:

FUND                           PERCENTAGE
----                          -----------
Growth Fund                       100%
Multi-Cap Global Value Fund       100%
International Fund                100%
Equity Income Fund                100%

Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

FORM N-Q: The Trust files a complete Portfolio of Investments for the Funds with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the SEC's website at www.sec.gov and is available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

PROXY VOTING: Atlantic Whitehall Fund Trust's Proxy Voting Policies and Procedures, which are used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 1-800-994-2533; (ii) on Atlantic Whitehall Fund Trust's website at www.atlanticwhitehallfunds.com; and (iii) on the SEC's website at www.sec.gov. Atlantic Whitehall Fund Trust's Proxy Voting Record for the most recent twelve-month period ended June 30 is available (i) upon request, without charge, by calling 1-800-994-2533 and (ii) on the SEC's website at www.sec.gov.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS: Section 15 of the 1940 Act generally requires that each fund's board of trustees, including a majority of those trustees who are not "interested persons" of the fund, as that term is defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements.

At a meeting held on October 29, 2008 (the "Meeting"), the Board of Trustees considered the renewal of the Trust's investment advisory and subadvisory agreements (collectively, the "Agreements"), including (i) the investment advisory agreement (the "Investment Advisory Agreement") between the Trust and the Adviser with respect to the Funds; (ii) the investment subadvisory agreement between the Trust and IGAM for the International Fund (the "IGAM
Subadvisory Agreement"); and (iii) the investment subadvisory agreement between the Trust and Invesco Trimark for the Multi-Cap Global Value Fund (the
"Invesco Trimark Subadvisory Agreement"). In preparing for the Meeting, the Board of Trustees had requested and received information from the Adviser and from IGAM and Invesco Trimark (together with IGAM, the "Subadvisers") to assist the Board of Trustees in this process, including comparative expense and performance information for other investment companies with similar investment objectives to the Funds, as well as information regarding other funds managed and offered by competing wealth management firms. The Board of Trustees also received information about the Adviser and Subadvisers, as well as information about distribution and administrative arrangements for the Trust. In considering the approval of the Agreements, the Board of Trustees also took into account information previously provided to the Board of Trustees, including reports on compliance and shareholder services. Prior to the Meeting, the Chairman of the Board of Trustees and counsel to the Independent Trustees discussed with representatives of the Adviser the information that would be provided by the Adviser.

At the Meeting, the Board of Trustees considered a number of factors in connection with its deliberations concerning the continuation of the Agreements, including: (i) the nature, extent, and quality of the services provided by the Adviser and the Subadvisers to the Funds; (ii) the performance of each Fund, the Adviser and the Subadvisers; (iii) each Fund's expenses, costs of the services to be provided and profits to be realized by the Adviser and its affiliates, and by the Subadvisers, resulting from a relationship with a Fund; (iv) whether economies of scale are realized by the Adviser with respect to each Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged; (v) other benefits to the Adviser and its affiliates; and (vi) other benefits

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

to the Funds and their shareholders. The Independent Trustees met in executive session to review the information provided at the Meeting and were advised by independent legal counsel throughout the process. In reaching their decisions to approve the Agreements, the Independent Trustees, and the Board of Trustees as a whole, considered the following factors and reached the conclusions described below.

In considering the nature, extent and quality of the services provided by the Adviser, the Board of Trustees reviewed the material presented by the Adviser describing the advisory services provided to each Fund. The Board of Trustees evaluated the Adviser's experience in serving as manager of the Trust, noting that the Adviser serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing and monitoring the Subadvisers. The Board of Trustees then considered the benefit to shareholders of investing in a fund complex that is part of a larger organization that provides wealth management services. The Board of Trustees also noted that shareholders of the Trust are typically clients of Atlantic Trust Company (an affiliate of the Adviser referred to hereinafter as "ATC") and receive financial, investment and estate planning services from ATC. The Board of Trustees also considered the Adviser's experience in providing investment advisory services.

The Board of Trustees noted that, in addition to advisory services, the Adviser also provides each Fund with operational, legal and compliance support. The Board of Trustees considered the experience level and tenure of the Adviser's portfolio management teams, and observed that the scope of services provided by the Adviser had expanded over time as a result of regulatory and other developments, including maintaining its own and the Trust's expanded compliance program. The Board of Trustees noted that various presentations had been made by investment personnel at meetings throughout the year concerning the Funds' investment performance and investment strategies, and the Adviser's risk management techniques and proprietary technologies utilized to structure each Fund's portfolio.

The Board of Trustees then reviewed the terms of the IGAM Subadvisory Agreement and the Invesco Trimark Subadvisory Agreement (together, the "Subadvisory Agreements") and evaluated the nature, extent and quality of the services provided to the International and Multi-Cap Global Value Funds thereunder. The Board of Trustees received a description of the investment subadvisory services provided to each Fund, which included the purchase and sale of securities and related trading operations. The Board of Trustees considered each firm's investment style and process, and the expertise of each firm's portfolio managers and research staff. The Board of Trustees then reviewed the level of assistance and diligence provided by the Subadvisers with respect to market support, compliance and other matters. Based on these considerations, the Board of Trustees concluded that each Fund benefited from the nature, extent and quality of these services as a result of the Subadvisers' experience, personnel, operations and resources.

The Board of Trustees also considered the quarterly reports that the Adviser provides to the Board of Trustees throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. The Board of Trustees also discussed the annual written compliance report from the Trust's Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Adviser to each Fund and the Subadvisers to the International Fund and the Multi-Cap Global Value Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board of Trustees concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Funds' shareholders.

The Board of Trustees then reviewed an expense ratio and Adviser profitability study, which compared the performance and advisory fees paid by the Funds to (i) other funds with a similar investment style, asset level and distribution channel (the "Peer Universe") and (ii) funds offered by other private wealth management businesses (the "Competitive Universe"). The Board of Trustees also reviewed information provided with respect to each Fund's rankings within its Morningstar Peer Group (a group of mutual funds assigned similar classifications by Morningstar based on their investment holdings). The Board of Trustees noted that, although the Funds did not have positive returns during the one year period ended August 31, 2008, their returns were in line with those of their respective indices and with those of other funds in the Competitive Universe and the Peer Universe.

Growth Fund: With respect to the Growth Fund, the Board of Trustees noted that the Fund outperformed the S&P 500 Index and the Russell 1000 Growth Index, and outpaced its peer group index, the Lipper Large Cap Growth Index, for the one year period ended September 30, 2008. The Board of Trustees also considered that, as of October 20, 2008, the Fund was ranked in the top quartile of its Morningstar Peer Group.

Equity Income Fund: With respect to the Equity Income Fund, the Board of Trustees noted that the Fund outperformed the S&P 500 Index, the Russell 1000 Value Index and the Lipper Equity Income Index for the one year period ended September 30, 2008. The Board of Trustees also considered that, as of October 20, 2008, the Fund was ranked in the top 11% of its Morningstar Peer Group.

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Mid-Cap Growth Fund: With respect to the Mid-Cap Growth Fund, the Board of Trustees noted that the Fund underperformed the Russell Mid-Cap Growth Index and the Lipper Mid-Cap Growth Index for the one year period ended September 30, 2008. The Board of Trustees also considered that, as of October 20, 2008, the Fund was ranked in the top half of its Morningstar Peer Group.

International Fund: With respect to the International Fund, the Board of Trustees noted that the Fund outperformed the MSCI EAFE Index and the Morningstar Foreign Large Value Index for the one year period ended September 30, 2008. The Board of Trustees also considered that, as of October 20, 2008, the Fund ranked in the top 22% of its Morningstar Peer Group.

Multi-Cap Global Value Fund: With respect to the Multi-Cap Global Value Fund, the Board of Trustees noted that the Fund outperformed the MSCI World Index and the Lipper Global Funds Index for the one year period ended September 30, 2008. The Board of Trustees also considered that, as of October 20, 2008, the Fund was ranked in the top half of its Morningstar Peer Group.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Adviser in light of the services provided to each Fund, the Board of Trustees compared the fees charged by the Adviser to the fee structures of funds within the Peer Universe and the Competitive Universe. The Board of Trustees noted that, while the net advisory fee and net total operating expenses of each Fund are slightly above the median, they are competitive and within the range of the fees and expenses of other similar funds within the Competitive Universe and the Peer Universe. The Board of Trustees also noted that the Adviser had agreed to renew its Expense Limitation Undertaking on behalf of each Fund, pursuant to which the Adviser will continue to waive a portion of its fees and/or reimburse a portion of each Fund's expenses. With respect to the International Fund's and the Multi-Cap Global Value Fund's subadvisory fees, the Board of Trustees noted that those fees are paid by the Adviser, and not by those Funds. The Board of Trustees, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Investment Advisory Agreement and the subadvisory fees payable under the Subadvisory Agreements are fair and reasonable.

The Board of Trustees considered the costs of providing services to the Funds and the profitability of the relationship between the Adviser and Subadvisers and the Trust. The Board of Trustees reviewed the profitability of each Fund on a stand alone basis and the overall profitability of the Adviser and the Subadvisers. The Board of Trustees paid specific attention to the cost allocation methodology used by the Adviser and the Subadvisers in preparing the profitability analyses. The Board of Trustees noted that the methodology used for the profitability analysis provided to the Board of Trustees for purposes of its annual review of the Agreements was reasonable. Upon closely examining the information provided concerning the Adviser's and the Subadvisers' profitability, the Board of Trustees concluded that the level of profits realized by the Adviser and the Subadvisers with respect to each Fund was not excessive in relation to the nature, extent and quality of the services that were provided.

In considering the management fees payable by the Funds, the Board of Trustees also reviewed information regarding the Adviser's potential economies of scale and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Board of Trustees considered the Funds' current and anticipated asset levels; the impact of the overall market decline; the information provided by the Adviser relating to the costs of the services provided by the Adviser and its affiliates and profits realized by them; information comparing the fee rates charged by the Adviser with the fee rates charged by managers within the Competitive Universe; and the Adviser's undertakings to limit fees and other expenses to certain amounts. The Board of Trustees also considered the relative advantages and disadvantages of an advisory fee with breakpoints versus a flat advisory fee accompanied by advisory fee waivers and/or expense reimbursements. The Board of Trustees concluded that the fee arrangements for the Trust were appropriate given the expected size and structure of the Funds.

Based upon its review of these various factors, among others, the Board of Trustees concluded that the fees charged under the Agreements are reasonable and that it is in the best interests of the Funds and their shareholders to renew the Agreements with the Adviser and the Subadvisers. In reaching this decision, the Independent Trustees were advised by independent counsel, and the Board of Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. This table illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

                                 BEGINNING     ENDING
                                  ACCOUNT     ACCOUNT                 EXPENSES
                                   VALUE       VALUE      EXPENSE   PAID DURING
                                 06/01/08     11/30/08   RATIO(1)     PERIOD(2)
                                 ---------   ---------   --------   -----------
GROWTH FUND
   ACTUAL FUND RETURN
      Distributor Class ......     $1,000    $  637.50     1.35%       $5.53
      Institutional Class ....      1,000       638.40     1.10%        4.51
    HYPOTHETICAL 5% RETURN
      Distributor Class ......     $1,000    $1,018.32     1.35%       $6.81
      Institutional Class ....      1,000     1,019.57     1.10%        5.55
MID-CAP GROWTH FUND
   ACTUAL FUND RETURN
      Institutional Class ....     $1,000    $  583.40     1.10%       $4.35
   HYPOTHETICAL 5% RETURN
      Institutional Class ....     $1,000    $1,019.50     1.10%       $5.55
MULTI-CAP GLOBAL VALUE FUND
   ACTUAL FUND RETURN
      Institutional Class ....     $1,000    $  542.90     1.44%       $5.55
   HYPOTHETICAL 5% RETURN
      Institutional Class ....     $1,000    $1,017.80     1.44%       $7.26
INTERNATIONAL FUND
   ACTUAL FUND RETURN
      Institutional Class ....     $1,000    $  573.90     1.63%       $6.41
   HYPOTHETICAL 5% RETURN
      Institutional Class ....     $1,000    $1,016.85     1.63%       $8.22
EQUITY INCOME FUND
   ACTUAL FUND RETURN
      Institutional Class ....     $1,000    $  655.60     1.09%       $4.51
   HYPOTHETICAL 5% RETURN
      Institutional Class ....     $1,000    $1,019.55     1.09%       $5.50

(1) Annualized, based on the Fund's most recent fiscal half-year expenses. The Funds' most recent fiscal half-year expenses were higher than the expense ratio for the first part of the year due to declining net assets experienced during the year. This resulted in the appearance of higher expense ratios presented on an annualized basis for some funds.

(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183 days), then divided by 366.

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

TRUSTEES AND EXECUTIVE OFFICERS

Information pertaining to the Trustees and executive officers* of Atlantic Whitehall Funds Trust is set forth below. The statement of additional information (SAI) includes additional information about the Funds' Trustees and is available without charge, upon request, by calling (800) 994-2533.

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                 IN FUND
                                          TERM OF OFFICE                                         COMPLEX
    NAME, ADDRESS        POSITION(S)      AND LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN     OTHER DIRECTORSHIPS
       AND AGE         HELD WITH TRUST    TIME SERVED(1)         DURING PAST FIVE YEARS         BY TRUSTEE      HELD BY TRUSTEE(2)
    -------------      ---------------   ---------------   ---------------------------------   -----------   -----------------------
INDEPENDENT TRUSTEES
--------------------
Pierre de St. Phalle   Trustee and       Trustee since     Managing Director/Consultant            Five       Independent Director,
50 Rockefeller Plaza   Chairman of the   September 2000;   for Promontory Financial                           Aetos Capital
15th Floor             Board of          Chairman since    Group(Consulting Firm), since                      Registered Funds of
New York, NY 10020     Trustees          January 2004      March 2005; Managing Director                      Hedge Funds (5 funds).
(59)                                                       and Chief Legal Officer of
                                                           iForemation Group
                                                           (Private Equity) and successor
                                                           company, from September 2000 to
                                                           January 2004.

John R. Preston        Trustee           Since             Vice President of Finance               Five               None
50 Rockefeller Plaza                     February 2003     & Administration for Southern
15th Floor                                                 Wine & Spirits, from January
New York, NY 10020                                         2004 to present; Chief
(61)                                                       Financial Officer and
                                                           Executive Vice President of
                                                           Ripplewood Holdings LLC
                                                           (Private Equity) from January
                                                           2003 to December 2003.

Susan V. Machtiger     Trustee           Since             Senior Strategic Consultant             Five               None
50 Rockefeller Plaza                     June 2001         with Murphy & Co. (Marketing
15th Floor                                                 and Strategy Consulting) from
New York, NY 10020                                         January 2007 to present; Board
(50)                                                       Member, Bronxville School
                                                           Board, from September 1981 to
                                                           present; Senior Partner of J.
                                                           Walter Thompson, a
                                                           full service, global
                                                           advertising and communications
                                                           agency, from July 1995 to March
                                                           2001.

Tracy L. Nixon         Trustee           Since             President and Chief Executive           Five               None
50 Rockefeller Plaza                     June 2001         Officer of King Cross
15th Floor                                                 Corporation, a small business
New York, NY 10020                                         consultancy, from May 2000 to
(45)                                                       December 2006.

INTERESTED TRUSTEE
------------------
Jeffrey S. Thomas(3)   Trustee and       Trustee and       Chief Investment Officer                Five               None
100 Federal Street,    President         President, since  and Managing Director of
37th Floor                               January 2006      Atlantic Trust Company, N.A.
Boston, MA 02110                                           ("Atlantic Trust"),
(57)                                                       from October 1986 to present;
                                                           Co-Portfolio Manager of
                                                           Atlantic Trust Large-Cap Growth
                                                           Fund and Atlantic
                                                           Whitehall Growth Fund, from
                                                           February 2003 to September 2006.

(1) Each Trustee holds office during the lifetime of the Trust or until he/she resigns or is removed from office in the manner provided by law or until his/her successor is duly chosen and qualified. The Trustees adopted a retirement policy providing for mandatory retirement as a Trustee of the Trust and from any and all committees on which he/she serves upon reaching the age of seventy-two years of age. The executive officers each hold office until their successors are chosen and qualified.

(2) Includes all directorships of publicly held companies and all trusteeships. If the individual serves as a trustee/director for an investment company, the number of portfolios is indicated if there are more than two.

(3) Mr. Thomas is considered to ba an "Interested Trustee" of the Trust because he holds a position with Atlantic Whitehall Trust Company, N.A., an affiliate of the Adviser.

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                IN FUND
                                          TERM OF OFFICE                                         COMPLEX
    NAME, ADDRESS          POSITION(S)     AND LENGTH OF        PRINCIPAL OCCUPATION(S)         OVERSEEN    OTHER DIRECTORSHIPS
       AND AGE          HELD WITH TRUST   TIME SERVED(1)         DURING PAST FIVE YEARS        BY TRUSTEE    HELD BY TRUSTEE(2)
    -------------       ---------------   --------------   ---------------------------------   ----------   -------------------
EXECUTIVE OFFICERS*
-------------------
Robert Saccone          Vice President    Since            Senior Vice President of                N/A               NA
50 Rockefeller Plaza    and Assistant     February 2003    Product Development and
15th Floor              Treasurer                          Product Management of Atlantic
New York, NY 10020                                         Trust investment offerings since
(49)                                                       February 2003. Formerly, Managing
                                                           Director of Whitehall Asset
                                                           Management from 1995 - 2003.

Kenneth Kozanda         Treasurer and     Since            Chief Administrative Officer of         N/A               N/A
One South Wacker        Chief Financial   May 2006         Atlantic Trust Private
Drive, Suite 3500       Officer                            Wealth Management from January
Chicago, IL 60606                                          2007 to present. Formerly, Chief
(52)                                                       Financial Officer of Atlantic
                                                           Trust Private Wealth Management
                                                           from March 2004 to December 2006,
                                                           and Chief Financial and Operating
                                                           Officer of Stein Roe Investment
                                                           Counsel LLC from January 2001 to
                                                           February 2004.

Gabrielle Bailey        Chief Legal       Chief Legal      Counsel of Atlantic Trust since         N/A               N/A
50 Rockefeller Plaza    Officer and       Officer since    March 2003. Formerly, Associate
15th Floor              Secretary         July 2004 and    with Alston & Bird LLP from
New York, NY 10020                        Secretary        August 2000 to March 2003.
(36)                                      since May 2006

Gregory Campbell        Assistant         Since            Senior Vice President and               N/A               N/A
50 Rockefeller Plaza    Secretary         May 2006         General Counsel of the Adviser
15th Floor                                                 since January 2005; Chief
New York, NY 10020                                         Compliance Officer of the Adviser
(48)                                                       from January 2005 to August 2007;
                                                           Chief Compliance Officer of
                                                           the Trust from January 2005 to
                                                           July 2007; Vice President and
                                                           Counsel of the Adviser from May
                                                           2004 to January 2005; Attorney
                                                           and Chief Compliance Officer with
                                                           William Blair & Company, L.L.C.
                                                           from June 1996 to May 2004.

Scott Trapani           Chief             Since            Chief Compliance Officer of the         N/A               N/A
Two Peachtree Pointe,   Compliance        July 2008        Trust from July 2008 to present.
Suite 1100              Officer                            Formerly, Group Vice President,
1555 Peachtree                                             Risk Management for Sun Trust
Street, NE                                                 Bank,from 2005 to 2008, and
Atlanta, Georgia                                           Vice President, GE Capital
30309                                                      Corporation from 2002 to 2005.
(46)

Allen B. Johnson        AML               Since            AML Compliance Officer of the           N/A               N/A
50 Rockefeller Plaza    Compliance        July 2008        Trustfrom July 2008 to present
15th Floor              Officer                            and Associate Vice President,
New York, NY 10020                                         Compliance Department of Atlantic
(32)                                                       Trust from January 2006 to
                                                           present.
                                                           Formerly, compliance officer in
                                                           the AML division at U.S. Trust
                                                           Company from November 2002 to
                                                           December 2005.

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                       THIS PAGE LEFT INTENTIONALLY BLANK

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST

ATLANTIC WHITEHALL FUNDS TRUST

An investment in shares of the Trust is neither insured nor guaranteed by the FDIC or the U.S. Government. Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, Atlantic Trust Group, Inc., its subsidiaries or affiliates, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency, and may involve investment risk, including the possible loss of principal.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The views contained herein are subject to change at any time based on market and other conditions.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ATLANTIC WHITEHALL
FUNDS TRUST

BOARD OF TRUSTEES

Pierre de St. Phalle, Chairman*

Susan V. Machtiger, Trustee*

Tracy L. Nixon, Trustee*

John R. Preston, Trustee*

Jeffrey S. Thomas, Trustee

-------------------------------

OFFICERS

Jeffrey S. Thomas, President & Chief Executive Officer

Robert B. Saccone, Vice President & Assistant Treasurer

Kenneth Kozanda, Treasurer & Chief Financial Officer

Gabrielle Bailey, Secretary & Chief Legal Officer

Gregory Campbell, Assistant Secretary

Scott Trapani, Chief Compliance Officer

Allen B. Johnson, AML Compliance Officer

*    Non-Affiliated Trustee

Investment Adviser
------------------
Stein Roe Investment Counsel, Inc.
1330 Avenue of the Americas
30th Floor
New York, NY 10019

Administrator
-------------
PNC Global Investment Servicing (U.S.) Inc.
4400 Computer Drive
Westborough, MA 01581

Distributor
-----------
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian
---------
State Street Bank and Trust Company
150 Newport Avenue
North Quincy, MA 02171

Counsel
-------
Dechert LLP
1775 I Street, NW
Washington, D.C. 20006

Independent Registered Public Accounting Firm
---------------------------------------------
Ernst & Young LLP
5 Times Square
New York, NY 10036

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800-994-2533.

                            ATLANTIC WHITEHALL FUNDS

           50 Rockefeller Plaza, 15th Floor - New York, NY 10020-1605
                 800 994 2533 - www.atlanticwhitehallfunds.com

ITEM 2. CODE OF ETHICS.

      (a)The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c)There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d)The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

As of the end of the period covered by the report, the registrant's board of directors has determined that John Preston is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent" as defined by this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $150,000 for 2008 and $115,200 for 2007.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2007.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $30,100 for 2008 and $15,125 for 2007.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2007.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to the registrants' Audit Committee Charter ("Charter"), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant's independent auditor ("Auditor"). In addition, the Charter provides that the Audit Committee is responsible for approving, prior to appointment, the engagement of the Auditor to provide non-audit services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides services to the registrant, provided those non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor's independence.

  (e)(2) The percentage of services described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 0%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $589,000 for 2008 and $648,750 for 2007.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley   Act   of   2002   are
              attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) ATLANTIC WHITEHALL FUNDS TRUST
            -------------------------------------------------------------------
By (Signature and Title)*  /S/ JEFFREY S. THOMAS
                         ------------------------------------------------------
                           Jeffrey S. Thomas, Chief Executive Officer
                           (principal executive officer)

Date              FEBRUARY 5, 2009
    ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ JEFFREY S. THOMAS
                         ------------------------------------------------------
                           Jeffrey S. Thomas, Chief Executive Officer
                           (principal executive officer)

Date              FEBRUARY 5, 2009
    ---------------------------------------------------------------------------

By (Signature and Title)*  /S/ KENNETH KOZANDA
                         ------------------------------------------------------
                           Kenneth Kozanda, Chief Financial Officer
                           (principal financial officer)

Date              FEBRUARY 4, 2009
    ---------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.